Exhibit 10.23

MASTER AGREEMENT

This Master Agreement #MA02100134 (this “Agreement”) dated as of October 24, 2002, (the “Agreement Date”) is made by and between the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Crescent Bank & Trust Company dba Crescent Mortgage, Seller/Servicer #106856 (“Seller”).

Unless otherwise specified, the terms and conditions described in this Agreement shall apply to Mortgages sold by Seller under a Master Commitment that incorporates this Agreement by reference. This Agreement does not entitle Seller to sell or obligate Freddie Mac to purchase Mortgages unless they have entered into a Master Commitment incorporating the terms of this Agreement.

Master Agreement Amount:  $4 billion

Effective Date for Delivery:  October 1, 2002

Required Delivery Date:  September 30, 2003

Overpurchase Tolerance:  10 percent

Credit Enhancement:

Discretionary Provisions:
During the term of this Agreement, Freddie Mac reserves the right to amend, supplement, revise or terminate, in whole or in part, any of the Discretionary Provisions identified on Exhibit 26 to the Guide.

Special Underwriting Provisions:
Following is a table, which identifies the waivers allowed to the Single-Family Seller/Servicer Guide (“the Guide”). Complete terms and conditions regarding these waivers may be found on the Attachment and page referenced under the “Contract Reference” column. The waivers relate to the Sections of the Guide, which are listed in the “Guide Reference” column.

Crescent Bank & Trust Company dba Crescent Mortgage
Master Agreement # MA02100134
Page 1 –– 10/24/2002

ALL MORTGAGE TYPES - ATTACHMENT 1

Key Word	Waiver Title	Contract Reference	Guide Reference

Cash-out Refi	Special Purpose Cash-out Refinance Mortgages with Proceeds Used to Pay Off or Partially Satisfy Secondary Financing Less than 12 Months Old	Page 1, #1	24.7
Condo/PUD	Fidelity Insurance for Condos	Page 1, #2	58.5
Condo/PUD	Liability Insurance for Condos	Page 1, #3	58.4
Condo/PUD	Insurance for PUDs	Page 1, #4	43.2, 58.2, 58.3 and 58.4
Condo/PUD	Requirements for Condos	Page 2, #5	42.4, 42.6
Condo/PUD	Streamlined Condominium Project Review	Page 2, #6	42.10
Documentation	Nonuniform Underwriting Summary Form	Page 3, #7	46.4

Crescent Bank & Trust Company dba Crescent Mortgage
Master Agreement # MA02100134
Page 2 –– 10/24/2002

FIXED-RATE MORTGAGES - ATTACHMENT 2

Key Word	Waiver Title	Contract Reference	Guide Reference

Buydowns	Compressed 2-1 Buydowns - Fixed Rate Mortgages	Page l, #l	25.4, N/A

Crescent Bank & Trust Company dba Crescent Mortgage
Master Agreement # MA02100134
Page 3 –– 10/24/2002

Special Programs and Products:
Following is a table, which identifies the programs and products for which Seller is eligible under this Agreement. Complete terms and conditions regarding the program/product may be found in the Sections of the Single-Family Seller/Servicer Guide (“the Guide”), which are listed in the “Guide Reference” column or in the Attachment referenced under the “Contract Reference” column.

Key Word	Program/Product Title	Contract Reference	Guide Reference

ARM	Provisions Relating to Nonstandard Nonconvertible ARMs	Attachment 3	30.2
ARM	Junior Guarantor Program	Attachment 4	None
ARM	1-year, 3/1, 5/1, 7/1 and 10/1 LIBOR ARMs Attachment	Attachment 5	None
ARM	Treasury-Indexed ARMs	Attachment 6	None
A-minus Mortgages	A Minus Manual Eligibility Matrix Mortgages	Attachment 7	C33
Purchase Money	Enterprise Cash System Agreement	Attachment 8	None

Crescent Bank & Trust Company dba Crescent Mortgage
Master Agreement # MA02100134
Page 4 –– 10/24/2002

Additional Provisions:
Following is a table identifying additional variances to provisions of the Guide or, if applicable, limitations on products or programs otherwise eligible under the Purchase Documents. Generally, the provisions included in this Attachment will concern topics such as legal documentation, third-party originators, quality control, delivery or servicing of Mortgages sold under this Agreement. Complete terms and conditions regarding these provisions may be found on the Attachment and page referenced under the “Contract Reference” column. The waivers relate to the Sections of the Guide, which are listed in the “Guide Reference” column.

Key Word	Additional Provision Title	Contract Reference	Guide Reference

Custodial Provisions	Notes and Intervening Assignments/Limited Power of Attorney	Page l, #l, Attachment 9	16.4, 16.8, 18.1, 18.4, 18.5 and 22.14
Delivery Requirements	Facsimile of Form 996, Warehouse Lender Release of Security Interest	Page 2, #2, Attachment 9	Chapter 19
Purchase Money	Deliveries by Affiliated Entities	Page 2, #3, Attachment 9	None
Pool Insurance	Pool Insurance/Crescent Bank and Trust Company dba Crescent Mortgage	Attachment 10	None

Crescent Bank & Trust Company dba Crescent Mortgage
Master Agreement # MA02100134
Page 5 –– 10/24/2002

Special Pricing Provisions:
Following is a table identifying special provisions concerning the calculation of Required Spreads, delivery fees, buyups/buydowns, remittance programs or other pricing related programs or processes for Mortgages sold under this Agreement.  Complete terms and conditions regarding these provisions may be found in the Attachment referenced under the “Contract Reference” column.

Key Word	Special Pricing Provision Title	Contract Reference	Guide Reference

Purchase Money	Security Style Pair-off	Page l, #l, Attachment 11	8.7

Crescent Bank & Trust Company dba Crescent Mortgage
Master Agreement # MA02100134
Page 6 –– 10/24/2002

Seller’s Execution of Master Commitments and Amendments:
From time to time, Freddie Mac and Seller may negotiate Master Commitments incorporating the terms of this Master Agreement and/or amendments to this Master Agreement. Freddie Mac will not require that such Master Commitments or amendments be executed and returned by Seller. Seller’s delivery of Mortgages shall be deemed Seller’s acceptance of all terms and conditions contained in such Master Commitments and/or amendments, including, but not limited to, terms which impose any fee or require a credit enhancement related to the delivery of such Mortgages. The provisions of this paragraph shall apply also to any amendments to Master Commitments.

Freddie Mac shall continue to require that Seller execute and return to Freddie Mac all Master Agreements.

IN WITNESS WHEREOF, the parties hereto have caused this Master Agreement to be duly executed by their respective authorized representatives as of the date set forth above.

FEDERAL HOME LOAN MORTGAGE CORPORATION		CRESCENT BANK & TRUST COMPANY DBA CRESCENT MORTGAGE

By:	/s/ DAVID H. STEVENS	By:	/s/ ROBERT C. KENKNIGHT

	David H. Stevens	Name:	Robert C. KenKnight
Senior Vice President
	Single Family Lending	Title:	Executive Vice President

Reference
106856_MA02100134/JTDP-5CXP4P/JD

Crescent Bank & Trust Company dba Crescent Mortgage
Master Agreement # MA02100134
Page 7 –– 10/24/2002

ATTACHMENT 1
SPECIAL UNDERWRITING PROVISIONS
ALL MORTGAGE TYPES

1.	Special Purpose Cash-out Refinance Mortgages with Proceeds Used to Pay Off or Partially Satisfy Secondary Financing Less than 12 Months Old

“Cash-out” refinance Mortgages where the cash-out is used by the Borrower to satisfy, in whole or in part, a junior lien less than 12 months old, shall be eligible for purchase as special purpose “cash-out” refinance Mortgages without assessment of the “cash-out” refinance Mortgage post settlement delivery fee, provided that:

(a) each such Mortgage is secured by a 1-2 unit Primary Residence or a second home;

(b) Seller shall obtain and retain in the Mortgage file a copy of the HUD-1 from the purchase transaction, which verifies that funds from the junior lien were used to purchase the Mortgaged Premises;

(c) the junior lien may be partially satisfied, with the remaining balance subordinated to the lien of the new refinance Mortgage;

(d) except as modified by this special underwriting provision, the applicable requirements of Section 24.7 of the Guide are met; and

(e)

in addition to any other special characteristics codes required hereunder, Seller shall enter “203” in one of the six 3-digit blocks in the special characteristics code field of the Form 11 or Form 13SF.

2.	Fidelity Insurance for Condos

Mortgages secured by units in Condominium Projects for which the homeowner’s association does not maintain fidelity insurance shall be eligible for purchase.

3.	Liability Insurance for Condos

For Mortgages secured by units in Condominium Projects consisting of not more than 20 units, the homeowner’s association is not required to maintain liability insurance.

4.	Insurance for PUDs

For Mortgages secured by units in PUDs (Planned Unit Developments), the homeowners association is not required to maintain the insurance noted below, provided that:

(a) (i) such insurance is limited to hazard and liability insurance for the common areas in such PUDs; and

Special Underwriting Provisions
All Mortgage Types
MA02100134 –– Attachment 1
Page 1 –– 10/24/2002

(ii)

the common areas consist of only minimal amenities, such as entrance gates, parking areas and grass median strips and do not include structural improvements or amenities which typically require such insurance coverage, such as playgrounds and retention ponds.

5.	Requirements for Condos

For Mortgages secured by Condominium units, the following exceptions to requirements in the Guide may be applied

(a)

for units located in Class I or Class II Condominium Projects, the presale requirement and the requirement for occupancy by the unit owner as a Primary Residence or Second Home may be reduced to 51 percent, provided that all other requirements of the Purchase Documents for the sale of Mortgages secured by Condominium Units to Freddie Mac are satisfied; and

(b)

for units located in Class I or Class II Condominium Projects, at least 50 percent (rather than 70 percent for Class I and/or 60 percent for Class II as required by the Guide) of the units sold in the Condominium Project have been sold to individuals for their use as their Primary Residences or Second Homes.

6.	Streamlined Condominium Project Review

Mortgages secured by condominium units with loan-to-value ratios not exceeding 95 percent for 1-unit Primary Residences and 90 percent for second homes, which are located in Class I, II and III Condominium Projects and for which Seller makes limited warranties pursuant to Section 42.10 of the Guide shall be eligible for purchase, provided that:

	(a)	each Mortgage is secured by a 1-unit Primary Residence or second home;

	(b)	each Mortgage secured by a 1-unit Primary Residence with a loan-to-value ratio greater than 90 percent but not exceeding 95 percent, shall have a minimum Indicator Score of 700;

	(c)	each Mortgage secured by a 1-unit Primary Residence with a loan-to-value ratio greater than 75 percent but not exceeding 90 percent, shall have a minimum Indicator Score of 680;

	(d)	each Mortgage secured by a second home with a loan-to-value ratio greater than 80 percent but not exceeding 90 percent, shall have a minimum Indicator Score of 700;

	(e)	each Mortgage secured by a second home with a loan-to-value ratio not exceeding 80 percent, shall have a minimum Indicator Score of 680;

Special Underwriting Provisions
All Mortgage Types
MA02100134 –– Attachment 1
Page 2 –– 10/24/2002

	(f)	each Mortgage is processed through Loan Prospector and receives a credit risk class of Accept;

(g)

for each Mortgage secured by a Primary Residence with a loan-to-value ratio exceeding 75 percent, and each Mortgage secured by a second home, Seller shall pay Freddie Mac the applicable delivery fee for each Mortgage as indicated by the Delivery Fee Matrix exhibit attached to the Master Commitment under which each Mortgage is sold;

(h)

in connection with the delivery of each Mortgage for which a delivery fee is due as described in subparagraph (g) above, Seller must enter “420” in one of the six 3-digit blocks in the special characteristics code field of the Form 11, Mortgage Submission Schedule, or Form 13SF- Mortgage Submission Voucher, as applicable;

(i)

such Mortgages must not be secured by (i) units in a condominium hotel, as defined in Section 42.8 of the Guide, (ii) cooperative share units, (iii) units subject to any timeshare agreement, or (iv) units in a Condominium Project which is a conversion of a previous multi-family rental project;

(j)

The Condominium Project shall not be required to comply with the second bullet of Section 42.5 or the second bullet of Section 42.7(a), which relate to completion of the project’s common elements and amenities; in addition, Seller shall not be required to make the warranties reflected in Sections 42.4(a) and 42.6(e) that all common elements and amenities are completed; and

	(k)	except as set forth herein, all requirements of Section 42.10 of the Guide are met.

7.	Nonuniform Underwriting Summary Form

Mortgages with respect to which the Mortgage file contains Seller’s underwriting worksheet (“Seller’s Underwriting Worksheet”), in lieu of Freddie Mac’s Form 1077 - Uniform Underwriting and Transmittal Summary, shall be eligible for purchase, provided that:

	(a)	Seller’s Underwriting Worksheet is substantially in the form of the document attached hereto as Exhibit 7A;

(b)

Freddie Mac may at any time, and in its sole discretion, upon 30 days advance written notice to Seller, revoke Seller’s right to deliver Mortgages with respect to which the Mortgage file contains Seller’s Underwriting Worksheet; and

Special Underwriting Provisions
All Mortgage Types
MA02100134 –– Attachment 1
Page 3 –– 10/24/2002

(c)

within 30 days after receipt of the notice in (b) above, Seller shall cease using Seller’s Underwriting Worksheet and shall commence using Freddie Mac’s Form 1077 - Uniform Underwriting and Transmittal Summary (or other form designated by Freddie Mac) and such form shall be maintained in the Mortgage file.

Special Underwriting Provisions
All Mortgage Types
MA02100134 –– Attachment 1
Page 4 –– 10/24/2002

ATTACHMENT 2
SPECIAL UNDERWRITING PROVISIONS
FIXED-RATE MORTGAGES

1.	Compressed 2-1 Buydowns - Fixed Rate Mortgages

Fixed-rate Mortgages that are subject to temporary buydown plans that adjust more than once per year (“Compressed Buydowns”) shall be eligible for purchase, provided that:

	(a)	such Mortgages are purchase money or “no cash-out” refinance Mortgages that are secured by:

(i) 1 unit Primary Residences and have LTV ratios not exceeding 90 percent; or

(ii) Second homes and have LTV ratios not exceeding 90;

	(b)	Seller enters “210” in the special characteristic code field on the Form 11, Mortgage Submission Schedule;

	(c)	(i) for Mortgages with LTV ratios not exceeding 80 percent, the Borrower is qualified at the initial interest rate under the buydown plan;

(ii)

for Mortgages with LTV ratios exceeding 80 percent, the Borrower is qualified at the interest rate in effect as of the thirteenth month (Note Coupon Rate minus one percent) after the first scheduled payment date;

	(d)	the initial interest rate is not more than two percent below the Note Coupon Rate;

	(e)	the buydown plan does not extend for more than 24 months after the first scheduled payment date;

	(f)	the total amount of the increases in the interest rate may not exceed one percent per year;

	(g)	the interest rate adjustments are limited to twice per year and the interest rate shall not increase more than 0.5 percent every 6 months; and

	(h)	the buydown plan otherwise complies with the terms outlined in Section 25.4 of the Guide.

Special Underwriting Provisions
Fixed-Rate Mortgages
MA02100134 –– Attachment 2
Page 1 –– 10/24/2002

ATTACHMENT 3
Provisions Relating to Nonstandard Nonconvertible ARMs

Under the terms of this Agreement, Seller may deliver 2% annual rate-capped 1-year constant maturity Treasury-indexed nonconvertible adjustable rate Mortgages that are documented by mortgage instruments other than the Uniform Instruments specified in Section 30.2 of the Guide provided such mortgages otherwise satisfy the requirements of the Guide (“Nonstandard ARMs”).

A.

General Requirements. Seller shall make specimens of the mortgage instruments relating to the Nonstandard ARMs (e.g., the Note and Security Instrument and any riders and/or addenda to the Note and Security Instrument) (collectively, the “Nonstandard Instruments”) available to Freddie Mac upon request. Seller shall review the Nonstandard Instruments and, based on such a review and upon such further inquiry and document review as Seller deems necessary or appropriate, Seller shall make the warranties and representations set forth in the following paragraphs.

B.	Warranties relating to Nonstandard Instruments. Seller hereby makes the following representations and warranties with respect to all Nonstandard Instruments:

	1.	The Nonstandard ARMs comply in full with all requirements of the Guide, other than the requirements relating to Uniform Instruments.

	2.	The Nonstandard Instruments allow for servicing in full compliance with the Guide and applicable law.

	3.	The Nonstandard ARMs either:

(a) were originated on a security instrument that is the applicable jurisdiction’s FNMA/FHLMC Uniform Instrument, or

(b)

the Nonstandard Instruments grant default and foreclosure rights that are substantially equivalent to those contained in the Uniform Instruments and contain a special waiver of homestead, of dower or similar marital rights and of redemption rights after foreclosure in those jurisdictions where such waivers are necessary to protect the lender’s interest.

	4.	The Nonstandard Instruments do not contain a provision for a grace period following a partial prepayment.

Special Programs and Products
Provisions Relating to Nonstandard Nonconvertible ARMs
MA02100134 –– Attachment 3
Page 1 –– 10/24/2002

	5.	The Nonstandard Instruments either:

(a)

contain a due-on-transfer provision which, by its terms, may not be exercised in the event of a transfer of all or any part of the Mortgaged Premises if the transferee’s credit is underwritten to the satisfaction of the lender and which contains no additional requirements or conditions, including changes to existing financial terms, to the lender’s agreement to waive its option to accelerate other than the payment of reasonable fees and execution of assumption documents; or

(b)

do not contain such a provision or contain such a provision with additional requirements or conditions in the event of a transfer of all or any part of the mortgaged premises, and (i) Seller shall not exercise its option to declare all of the sums secured by the security instrument to be immediately due and payable, if Borrower causes to be submitted to Seller information required by Seller to evaluate the transferee as if a new loan were being made to the transferee, and Seller reasonably determines that Seller’s security will not be impaired by the loan assumption and that the risk of a breach of any covenant or agreement in the security instrument is acceptable to Seller; (ii) Seller shall not enforce any such additional requirements and conditions; and (iii) Seller shall provide each Borrower with written notice of the provisions set forth in this subparagraph (b) by the next coupon rate adjustment date, and shall maintain a copy of such notice in the mortgage file.

C.

Warranties Relating to Interest Rate Adjustments and Caps. Seller hereby makes the following representations and warranties with respect to the provisions of the Nonstandard Instruments relating to interest rate adjustments and caps:

	1.	The Nonstandard Instruments state the Gross Coupon Rate at the first adjustment date and each adjustment thereafter as the applicable index (the “Index”) plus a stated Gross Mortgage Margin.

2.

The Gross Coupon Rate adjusts annually to a rate equal to the applicable Index plus the Gross Mortgage Margin subject to a annual limit on the amount of any single increase or decrease in the Gross Coupon Rate of 200 basis points.

	3.	Either (a) the adjusted Gross Coupon Rate does not exceed a stated maximum rate over the life of the Mortgage; or

(a)

as Servicer of the Mortgages, Seller shall (i) establish a stated maximum Gross Coupon Rate with respect to each Mortgage not stating such a maximum rate, or (ii) with respect to Mortgages with stated maximum rates that expire after a stated number of years, extend the applicable maximum rate over the life of each such Mortgage. Seller shall provide written notice the Borrower stating the maximum Gross Coupon Rate over

Special Programs and Products
Provisions Relating to Nonstandard Nonconvertible ARMs
MA02100134 –– Attachment 3
Page 2 –– 10/24/2002

the life of each such Mortgage at the next coupon rate adjustment of the Nonstandard ARM, and shall maintain a copy of such notice in the mortgage file.

Seller shall complete the Life of Loan interest rate cap section of the Form 13SF, Mortgage Submission Voucher, by indicating “Y” there is a maximum Gross Coupon Rate and entering the maximum Gross Coupon Rate established by Seller.

4.	Either (a) the adjusted Gross Coupon Rate rounds to the nearest one-eighth of one percent (0.125%); or

	(b)	if the adjusted Gross Coupon Rate rounds up to the nearest one-eighth of one percent (0.125%), either

		(i)	Seller, as Servicer of the Nonstandard ARM, will round the adjusted Gross Coupon Rate to the nearest 0.125%; or

		(ii)	Seller, as Servicer of the Nonstandard ARMs, will round the adjusted Gross Coupon Rate up to the nearest 0.125% and:

(A)

notwithstanding the requirements of the Guide, at the time the PC pool that includes such Nonstandard ARM is formed, the Life-of-loan Cap Servicing Spread, the Margin Servicing Spread, the Servicing Spread and the servicing spread at the minimum Gross Coupon Rate on any such Nonstandard ARM may not be less than .375% or greater than 1.875%, which limitation shall apply even if the PC pool also includes Nonstandard ARMs having adjusted Gross Coupon Rates that round to the nearest .125%;

(B)

Seller acknowledges and agrees that while the Gross Coupon Rate of such Nonstandard ARMs rounds up to the nearest .125%, Seller shall calculate the Required Net Yield Freddie Mac is to receive following an Interest Change Date based on the Gross Coupon Rate rounded to the nearest .125%. Such calculation of the Required Net Yield for the Nonstandard ARMs may cause the amount to be retained by Seller to be up to 12.5 basis points greater than the Servicing Spread specified by Seller upon conversion of such Nonstandard ARM. Thus, notwithstanding the requirements of the Guide, the Servicing Spread retained by Seller shall not remain constant, but may vary throughout the life of each such Nonstandard ARM; and

Special Programs and Products
Provisions Relating to Nonstandard Nonconvertible ARMs
MA02100134 –– Attachment 3
Page 3 –– 10/24/2002

		(C)	in the event Seller desires to transfer servicing of such Nonstandard ARMs, Seller shall:

(I)

notify Freddie Mac in Part A, paragraph 7, of the Agreement for Subsequent Transfer of Servicing, Form 981, that the transfer includes mortgages that have special servicing requirements in that the transfer consists, in part or in whole, of ARMs that round up to the nearest .125%;

(II)

inform the servicing transferee that the transfer includes ARMs with respect to which the Gross Coupon Rate rounds up to the nearest .125% and, as a consequence, the Servicing Spread may vary throughout the life of each such Nonstandard ARM; and

			(III)	cause the servicing transferee to assume the obligations of Seller set forth in this paragraph (ii).

(c)	if the adjusted Gross Coupon Rate does not round:

(i)

for deliveries under the original ARM Guarantor program, Seller warrants that notwithstanding the requirements of the Guide, the Life-of-loan Cap Servicing Spread, the Margin Servicing Spread and the Servicing Spread on any such Nonstandard ARM at the time the PC pool that includes such Nonstandard ARM is formed shall not be less than 0.437% and may not be greater than 1.938%; and at the time the PC pool, the Servicing Spread shall not vary by more than 0.125% from the Margin Servicing Spread or the Life-of-loan Cap Servicing Spread, and the Margin Servicing Spread and the Life-of-loan Cap Servicing Spread shall not vary from each other by more than 0.125%; and

	(ii)	for deliveries under the WAC ARM Guarantor program, Seller agrees to complete the Freddie Mac Form 13SF - Mortgage Submission Voucher as follows:

		(A)	the letter “N” shall be entered in the field titled “Is Interest Rate Rounded”; and

		(B)	“0.00” shall be entered in the field titled “Percent Rounded”;

	(iii)	Seller shall deliver and pool such Nonstandard ARMs separately from Nonstandard ARMs having adjusted Gross Coupon Rates that

Special Programs and Products
Provisions Relating to Nonstandard Nonconvertible ARMs
MA02100134 –– Attachment 3
Page 4 –– 10/24/2002

round to the nearest 0.125% or that round up to the nearest 0.125%; and

(iv)

with each conversion of such Nonstandard ARMs, Seller shall notify Freddie Mac’s commitment operator that such conversion includes Nonstandard ARMs with respect to which the adjusted Gross Coupon Rate does not round.

	5.	Either (a) there is no minimum Gross Coupon Rate; and/or

(b)

Seller, as Servicer of the Mortgages, shall not implement or enforce any provision establishing a minimum Gross Coupon Rate throughout the term of the Nonstandard ARM. Seller shall provide written notice to each Borrower of the provisions set forth in this subparagraph (b) at the next coupon rate adjustment of the Nonstandard ARM, and shall maintain a copy of such notice in the mortgage file; and/or

(c)

with respect to deliveries under the WAC ARM Guarantor Program only, certain of the Nonstandard ARMs which contain provisions establishing a minimum Gross Coupon Rate throughout the term of such Nonstandard ARMs (the “Floor”), which provisions shall be enforced, Seller agrees as follows:

(i)

Seller shall not pool Nonstandard ARMs with Floors with any other ARMs, including Nonstandard ARMs referred to in subparagraphs (a) and (b) above. Each WAC ARM PC Pool of Nonstandard ARMs with Floors shall be delivered pursuant to a separate conversion;

			(ii)	with each conversion of Nonstandard ARMs with Floors Seller shall notify Freddie Mac’s commitment operator that such Conversion includes Nonstandard ARMs with Floors.

D.	Warranties relating to Adjustable Rate Index. Seller hereby makes the following representations and warranties relating to the Index of the Nonstandard ARMs:

1.

The Index applicable to the Nonstandard ARMs is the weekly average yield of U.S. Treasury securities as published by the Federal Reserve Board in Federal Reserve Statistical Release No. H.15 (519) and adjusted to a constant maturity of one year.

	2.	The Treasury Index used to adjust the Gross Coupon Rate is the most recent Index available as of the date 45 days prior to the date such adjustment is effective.

Special Programs and Products
Provisions Relating to Nonstandard Nonconvertible ARMs
MA02100134 –– Attachment 3
Page 5 –– 10/24/2002

	3.	In the event that the Index becomes unavailable, the Servicer shall choose a new index based upon comparable information and methodology and approved by Freddie Mac.

E.	Warranties relating to Amortization. Seller hereby makes the following representations and warranties relating to amortization of the Nonstandard ARMs:

1.

The amount of any excess of the applicable Index plus Gross Mortgage Margin over (a) the initial Gross Coupon Rate or (b) any adjusted Gross Coupon Rate, has not been or shall not be, accumulated or carried forward and has not been or is not, added to the Gross Coupon Rate.

2.

Prior to the first adjustment of a Gross Coupon Rate, the scheduled monthly payment on a Mortgage is the amount which will fully amortize the principal balance of the Mortgage in substantially equal installments over its remaining term and pay interest at the initial Gross Coupon Rate.

3.

Effective with the first payment due on a Mortgage following each adjustment of the Gross Coupon Rate, the scheduled monthly payment is adjusted to the amount which will fully amortize the principal balance of the Mortgage over its remaining term in substantially equal installments and pay interest at the adjusted Gross Coupon Rate.

F.	Warranties Relating to Enforceability of Adjustments. Seller hereby makes the following representations and warranties relating to the enforceability of adjustments of the Nonstandard ARMs:

1.

Increases and decreases in the Gross Coupon Rate and in monthly payments payable under each Note which have been implemented by Seller are enforceable by the holder of such Note (except as enforcement may be limited by laws affecting the enforcement of creditors’ rights generally including, without limitation, those restraints resulting from the application of Chapter 11 or Chapter 13 of the United States Bankruptcy Code) and the terms of the Notes are in accordance with applicable law.

2.

Increases and decreases in the Gross Coupon Rate and in monthly payments payable under each Note shall be implemented by the Servicer in accordance with the terms of each Note and applicable law, except as expressly agreed otherwise herein, and shall be enforceable by the holder of such Note (except as enforcement may be limited by laws affecting the enforcement of creditors’ rights generally including, without limitation, those restraints resulting from the application of Chapter 11 or Chapter 13 of the United States Bankruptcy Code).

3.

Seller is not a party to any litigation involving implementation of increases and decreases in the interest rate or in monthly payments under any mortgage note under any mortgage containing provisions for interest rate or monthly payment

Special Programs and Products
Provisions Relating to Nonstandard Nonconvertible ARMs
MA02100134 –– Attachment 3
Page 6 –– 10/24/2002

adjustments, which provisions are substantially similar to those applicable to the Nonstandard ARMs. Seller indemnifies and holds Freddie Mac harmless from any and all losses, damages, claims and liabilities, joint or several, to which Freddie Mac may become subject insofar as such losses, damages, claims and liabilities arise out of or are based upon Seller’s implementation of increases and decreases in the Mortgage interest rate or in monthly payments under a Mortgage note, and shall reimburse Freddie Mac for any cost or expense of defending any lawsuit that may be brought against Seller and/or Freddie Mac concerning such implementation of increases and decreases in the Mortgage interest rate or in monthly payments under a Mortgage note.

G.

Delivery and Conversion Procedures. All ARMs, shall be delivered under the WAC ARM Guarantor Program only or the WAC ARM Guarantor Program only.] In connection with a conversion of Nonstandard ARMs, Seller shall notify Freddie Mac’s commitment operator that the conversion includes Nonstandard ARMs and shall specify the applicable product code and program code for the Nonstandard ARMs to be included in the pool. The product/program codes for the Nonstandard ARMs are as follows:

Type ARM	Product/Program Code

2% annual rate-capped, 1-year constant maturity Treasury-indexed nonconvertible ARM	180-002

H.

Pooling Requirements. All Nonstandard ARMs in an ARM PC Pool or WAC ARM PC Pool, as applicable, must have the same periodic rate cap value (for example 1% or 2%, etc.), adjustment period regardless of number of months to the next adjustment (for example, annual, semiannual, 3/1 or 5/1, etc.), and index (for example, 1-Year Treasury, 6-month Treasury, COF or FHLBB, etc.), except (i) 3/1 ARMs and 5/1 ARMs may be pooled together if they have the same next coupon rate adjustment date (same day and month), and (ii) 3/1 ARMs within 18 months of the next coupon adjustment date may be pooled with annually adjusting 2% Treasury indexed ARMs. Seller warrants that all ARMs that do not satisfy the above criteria are pooled separately

Special Programs and Products
Provisions Relating to Nonstandard Nonconvertible ARMs
MA02100134 –– Attachment 3
Page 7 –– 10/24/2002

ATTACHMENT 4
JUNIOR GUARANTOR PROGRAM
Special Negotiated Provisions Applicable to
Mortgages Delivered under the SS&TG Junior Guarantor Program

This Attachment, including the exhibits, if any, describes the terms under which Freddie Mac will purchase Mortgages under the special Guarantor delivery program developed by Freddie Mac’s Securities Sales & Trading Group (“SS&TG”). Mortgages delivered pursuant to this Attachment are subject to the provisions of the Guide, as amended by this Attachment.

1.	Definitions. Terms used in this Attachment, including terms not capitalized, are defined or otherwise described in the Guide.

Junior Guarantor Mortgages are Mortgages permitted to be sold to Freddie Mac in exchange for Junior Guarantor PCs described in the Exhibit to this Attachment titled “ELIGIBLE JUNIOR GUARANTOR PRODUCTS”. Eligible Junior Guarantor Mortgages that are adjustable rate mortgages are referred to as “Junior Guarantor ARMs”.

Junior Guarantor PCs are Freddie Mac PCs backed by pools of Junior Guarantor Mortgages with the characteristics described in this Attachment. For Adjustable Rate Mortgages, Junior Guarantor PCs are Freddie Mac WAC ARM PCs.

2.

Eligible Products and Pool Size. Seller may sell eligible Junior Guarantor Mortgages in exchange for Junior Guarantor PCs in accordance with the terms of this Attachment. The terms and conditions specified in the Guide governing the sale of Mortgages to Freddie Mac in exchange for PCs will apply to Junior Guarantor Mortgages, except as modified by this Agreement. For Adjustable Rate Mortgages, the terms and conditions specified in the Guide governing the sale of ARMs to Freddie Mac in exchange for WAC ARM PCs will apply to Junior Guarantor ARMs, except as modified by this Agreement.

Although the provisions of Sections 17.7(c) and 29.6(f) first bullet of the Guide provide otherwise, Junior Guarantor PCs shall have a minimum pool size of $50,000.

3.

Guarantee Fee. Provided that Seller elects the Accelerated Remittance Cycle in connection with its sale of eligible Junior Guarantor Mortgages to Freddie Mac, the guarantee fee shall be 0.00 basis points for each Junior Guarantor Mortgage sold to Freddie Mac in exchange for a Junior Guarantor PC. The guarantee fee will be adjusted if Seller elects to use a different remittance cycle.

4.	Sale of Junior Guarantor PCs to SS&TG. Seller agrees to sell each Junior Guarantor PC to SS&TG pursuant to a “forward sale” with SS&TG.

5.

Product/Program Codes. Within the same trade month that Seller enters into a forward trade to sell a Junior Guarantor PC to SS&TG, Seller shall contact Freddie Mac’s Commitment Services Department (703-761-7170) to enter into a binding commitment to

Special Programs and Products
Junior Guarantor Program
MA02100134 –– Attachment 4
Page 1 –– 10/24/2002

sell eligible Junior Guarantor Mortgages to Freddie Mac in exchange for the Junior Guarantor PCs that will be sold to SS&TG.

When delivering Junior Guarantor Mortgages to Freddie Mac, Seller shall use the product/program codes specified in the Exhibit to this Attachment titled “OFFER PRODUCT/PROGRAM CODES EXHIBIT”.

6.

Variable Servicing. In connection with the sale of each Junior Guarantor ARM to Freddie Mac, Seller shall specify a Servicing Spread (“Coupon Servicing Spread”), a Margin Servicing Spread, and a Life-of-Loan Cap Servicing Spread that meets the requirements of Section 30.2(h) of the Guide for 1-year Treasury ARMs.

The Coupon Servicing Spread, the Margin Servicing Spread and the Life-of-Loan Cap Servicing Spread must not be less than 25.0 basis points (0.250 percent), provided however that Seller may specify servicing which varies at intervals in the life of the Mortgage (pool formation, adjustment at index plus margin, and adjustment limited by Life-of-Loan Cap) (“variable servicing”) provided that:

(a)

when calling the Freddie Mac Commitment Line to take down a conversion, Seller must speak to a Conversion Representative and specify the Coupon Servicing Spread, the Margin Servicing Spread, and the Life-of-Loan Cap Servicing Spread; the various servicing spreads will be applied to each Mortgage in each PC pool delivered pursuant to such conversion;

(b)

the PC Coupon at issuance of the PC for such Mortgages in which Seller has specified variable servicing is calculated by reducing the Mortgage Coupon of each such ARM in the related PC Pool by the related Coupon Servicing Spread retained by Seller to yield a net figure for each Mortgage, then computing the weighted average of the resulting net figures using the UPB of each Mortgage as a weight, and subtracting the Required Spread from the resulting weighted average;

(c)

the Required Net Yield of each Mortgage for which Seller has specified variable servicing equals the Gross Mortgage Coupon minus the Coupon Servicing Spread. Following an interest change date, the Required Net Yield for each such Mortgage equals the Gross Mortgage Margin plus the applicable index value, rounded to the nearest one-eighth of one percent (0.125 percent), minus the appropriate Servicing Spread, subject to periodic rate caps, and required net Life-of-Loan Caps;

	(d)	the Required Net Margin for each Mortgage for which Seller has specified variable servicing equals the Gross Mortgage Margin minus the Margin Servicing Spread; and

	(e)	the required net Life-of-Loan Cap of each Mortgage for which Seller has specified variable servicing equals the gross Life-of-Loan Cap minus the Life-of-Loan Cap Servicing Spread.

Special Programs and Products
Junior Guarantor Program
MA02100134 –– Attachment 4
Page 2 –– 10/24/2002

7.

Modification. Seller agrees that Freddie Mac may unilaterally modify, amend, and/or cancel the provisions of this Attachment, including any of the Exhibits to this Attachment or any of the other Attachments referenced in this Attachment or in the Exhibits to this Attachment, upon 90 days prior written notice to Seller.

Special Programs and Products
Junior Guarantor Program
MA02100134 –– Attachment 4
Page 3 –– 10/24/2002

EXHIBIT
ELIGIBLE JUNIOR GUARANTOR PRODUCTS

This Exhibit to the Junior Guarantor Program Attachment, states the products eligible to be sold to Freddie Mac in exchange for Junior Guarantor PCs (“Junior Guarantor Mortgages”). Eligible adjustable rate mortgages are referred to as “Junior Guarantor ARMs”.

1.	Treasury ARMs meeting the requirements of the Treasury-Indexed ARMs Attachment (Junior Guarantor Program) to Seller’s Master Agreement and the terms of the Junior Guarantor Program Attachment.

2.	LIBOR ARMs meeting the requirements of the LIBOR ARMs Attachment and the terms of the Junior Guarantor Program Attachment.

When delivering Junior Guarantor ARMs to Freddie Mac, although the Purchase Documents for the specific product may provide otherwise, Seller must use the offer product/program codes specified in the Exhibit to this Attachment titled, “OFFER PRODUCT/PROGRAM CODES EXHIBIT”.

Freddie Mac may unilaterally add or delete, modify or amend one or more eligible Junior Guarantor ARM products upon 90 days prior written notice to Seller.

Special Programs and Products
Junior Guarantor Program
Eligible Junior Guarantor Products - Exhibit
MA02100134 –– Attachment 4
Page l –– 10/24/2002

EXHIBIT
OFFER PRODUCT/PROGRAM CODES

This Exhibit to the Junior Guarantor Program Attachment, lists the Offer Product/Program Codes to be used with Junior Guarantor ARMs sold to Freddie Mac in exchange for Junior Guarantor PCs.

Instructions. On the trade month that Seller enters into a forward trade to sell a Junior Guarantor PC to SS&TG, Seller must contact Freddie Mac’s Commitment Services Department (703-761-7170) to enter into a binding commitment to sell Junior Guarantor ARMs to Freddie Mac in exchange for the Junior Guarantor PCs that will be sold to SS&TG. When delivering Junior Guarantor ARMs, Seller must specify the applicable offer products/program code stated below.

I.          Treasury ARMs

A.          Nonconvertible Treasury ARMs

Nonconvertible Treasury ARMs

Features	Offer Product-Product Code

	ARC Remittance		First Tuesday Remittance

3/1 Treasury ARM (2/2/6)	192-011		192-012
5/1 Treasury ARM (2/2/5)
Assumable Life of Loan	194-013	*	194-014	*
Assumable after Initial Period	194-015	*	194-016	*
5/1 Treasury ARM (2/2/6)
Assumable Life of Loan	194-013	*	194-014	*
Assumable after Initial Period	194-015	*	194-016	*
5/1 Treasury ARM (5/2/5)	811-002		811-003
7/1 Treasury ARM (5/2/5)	639-004		639-005
10/1 Treasury ARM (5/2/5)	643-003		643-004

B.          Convertible Treasury ARMs

Convertible Treasury ARMs

Features	Offer Product-Program Code

	ARC Remittance		First Tuesday Remittance

3/1 Treasury ARM (2/2/6)	254-006		254-007
5/1 Treasury ARM (2/2/5)
Assumable Life of Loan**	256-007	*	256-008	*
Assumable after Initial Period**	256-009	*	256-010	*
5/1 Treasury ARM (2/2/6)
Assumable Life of Loan**	256-007	*	256-008	*
Assumable after Initial Period**	256-009	*	256-010	*
5/1 Treasury ARM (5/2/5)	812-002		812-003
7/1 Treasury ARM (5/2/5)	640-006		640-007
10/1 Treasury ARM (5/2/5)	644-003		644-004

Special Programs and Products
Junior Guarantor Program
Junior Guarantor Offer Product Codes Exhibit
MA02100134 –– Attachment 4
Page 1 –– 10/24/2002

	*	The Junior Guarantor Program offer product/program numbers for the 5/1 Treasury ARM (2/2/5) and (2/2/6) are the same.

	**	Until Conversion Option exercised.

II.	LIBOR ARMs

A.          Nonconvertible LIBOR ARMs

Nonconvertible LIBOR ARMs

Features	Offer Product-Program Code

	ARC Remittance		First Tuesday Remittance

1-year LIBOR ARM (2/6)	726-002		726-003
1-year LIBOR ARM (3/6)	727-002		727-003
3/1 LIBOR ARM (2/2/5)	715-002	*	715-003	*
3/1 LIBOR ARM (2/2/6)	715-002	*	715-003	*
3/1 LIBOR ARM (3/2/6)	722-002		722-003
5/1 LIBOR ARM (2/2/5)	716-004	**	716-005	**
5/1 LIBOR ARM (2/2/6)	716-004	**	716-005	**
5/1 LIBOR ARM (3/2/6)	723-002		723-003
5/1 LIBOR ARM (5/2/5)	717-002		717-003
7/1 LIBOR ARM (5/2/5)	718-002		718-003
10/1 LIBOR ARM (5/2/5)	719-002		719-003

B.          Convertible LIBOR ARMs

Convertible LIBOR ARMs

Features	Offer Product-Program Code

	ARC Remittance		First Tuesday Remittance

1-year LIBOR ARM (2/6)	728-002		728-003
1-year LIBOR ARM (3/6)	729-002		729-003
3/1 LIBOR ARM (2/2/5)	730-002	*	730-003	*
3/1 LIBOR ARM (2/2/6)	730-002	*	730-003	*
3/1 LIBOR ARM (3/2/6)	731-002		731-003
5/1 LIBOR ARM (2/2/5)	732-002	**	732-003	**
5/1 LIBOR ARM (2/2/6)	732-002	**	732-003	**
5/1 LIBOR ARM (3/2/6)	733-002		733-003
5/1 LIBOR ARM (5/2/5)	734-002		734-003
7/1 LIBOR ARM (5/2/5)	735-002		735-003
10/1 LIBOR ARM (5/2/5)	736-002		736-003

*	The Junior Guarantor Program offer product/program numbers for the 3/1 LIBOR ARM (2/2/5) and (2/2/6) are the same.

**	The Junior Guarantor Program offer product/program numbers for the 5/1 LIBOR ARM (2/2/5) and (2/2/6) are the same.

Special Programs and Products
Junior Guarantor Program
Junior Guarantor Offer Product Codes Exhibit
MA02100134 –– Attachment 4
Page 2 –– 10/24/2002

ATTACHMENT 5
1-YEAR LIBOR ARMS AND CONVERTIBLE ARMS
Special Negotiated Terms Applicable to 1-Year LIBOR-Indexed
ARMs and Convertible ARMs

This Attachment, including the accompanying exhibits, states the terms and conditions under which Freddie Mac will purchase adjustable-rate Mortgages, including Convertible adjustable-rate Mortgages, that adjust based on the 1-year LIBOR Index. ARMs delivered pursuant to this Attachment are subject to the provisions of the Guide, as amended and supplemented by this Attachment and the other applicable Purchase Documents.

1.	Definitions. Terms used in this Attachment, including terms not capitalized, are defined or otherwise described in the Guide.

The 1-Year LIBOR Index is the one-year London Interbank Offered Rate (“LIBOR”) which is the average of interbank offered rates for 1-year U.S. dollar-denominated deposits in the London market, as published in The Wall Street Journal. The Index figure used is the most recent Index figure available as of the date 45 days before each Interest Change Date.

Convertible LIBOR ARMs are LIBOR ARMs with an option to convert to a fixed rate of interest within a specified time period.

The First Change Date Cap is the maximum interest rate increase or decrease on the first Interest Change Date, expressed as a percent; the maximum interest rate increase and the maximum interest rate decrease must be the same.

The Initial Period is the period from the Origination Date of the Mortgage until the first Interest Change Date, expressed in years.

The Interest Change Date, as defined in the Glossary to the Guide, is each date, as established in the Note, on which the rate of interest could change.

LIBOR ARMs are adjustable-rate Mortgages that adjust based on the 1-Year LIBOR Index and meet the requirements of this Attachment. The term LIBOR ARMs includes Convertible LIBOR ARMs.

The Life of Loan Cap is the maximum interest rate increase over the life of the Mortgage, expressed as a percent.

The Periodic Cap is the maximum interest rate increase or decrease on each Interest Change Date after the first Interest Change Date, expressed as a percent. For 1-year LIBOR ARMs, the Initial Cap and the Periodic Cap are the same.

The Subsequent Adjustment Period is the period from the first Interest Change Date, and each Interest Change Date thereafter, until the next succeeding Interest Change Date, expressed in years.

Special Programs and Products
1-Year Libor ARMs And Convertible ARMs
MA02100134 –– Attachment 5
Page 1 –– 10/24/2002

2.

Eligible Mortgages. Under the terms of this Attachment, Seller may deliver the LIBOR ARMs, including Convertible LIBOR ARMs, that are not currently mortgage products eligible for purchase under the Guide, provided such mortgages otherwise satisfy the requirements of the Guide and this Attachment. Eligible LIBOR ARMs must have the features and characteristics described in the attached Eligible LIBOR ARMs Exhibit.

Except as otherwise specified in this Attachment, all 1-year LIBOR ARMs must comply with all requirements of the Guide applicable to 2% 1-year ARMs and all 3/1, 5/1, 7/1 and 10/1 LIBOR ARMs must comply with all requirements of the Guide applicable to 3/1, 5/1, 7/1 and 10/1 ARMs, respectively. Except as modified by this Attachment, all Convertible LIBOR ARMs must comply with the provisions stated in Chapter 31 of the Guide

	(a)	Adjustment Periods and Caps. LIBOR ARMs must have the following adjustment periods and caps:

		•	1-year LIBOR ARM (2/6)
		•	1-year LIBOR ARM (3/6)

For 1-year LIBOR ARMs, the initial term “1-year” represents the term of the Initial Period and each Subsequent Adjustment Period and the numeric code in parenthesis at the end represents the “Periodic Cap/Life of Loan Cap”.

		•	3/1 LIBOR ARM (2/2/5)
		•	3/1 LIBOR ARM (2/2/6)
		•	3/1 LIBOR ARM (3/2/6)

		•	5/1 LIBOR ARM (2/2/5)
		•	5/1 LIBOR ARM (2/2/6)
		•	5/1 LIBOR ARM (3/2/6)
		•	5/1 LIBOR ARM (5/2/5)

		•	7/1 LIBOR ARM (5/2/5)

		•	10/1 LIBOR ARM (5/2/5)

For 3/1, 5/1, 7/1 and 10/1 LIBOR ARMs, the initial numeric code represents the terms of the “Initial Period/Subsequent Adjustment Period” and the numeric code in parenthesis at the end represents the “First Change Date Cap/Periodic Cap/Life of Loan Cap”.

	(b)	Origination Date. All LIBOR ARMs must have an Origination Date on or after March 1, 2001; all Convertible LIBOR ARMs must have an Origination Date on or after August 1, 2001.

Special Programs and Products
1-Year Libor ARMs And Convertible ARMs
MA02100134 –– Attachment 5
Page 2 –– 10/24/2002

3.	Loan Instruments. LIBOR ARMs must be originated on the current version of the applicable jurisdiction’s FNMA/FHLMC Uniform Security Instrument.

LIBOR ARMs must be originated on the Notes and Riders identified below, copies of which are enclosed with this Attachment. Seller may obtain the Notes and Riders in electronic medium by contacting its Freddie Mac Account Manager.

1-year LIBOR ARM	3/1 LIBOR ARM	5/1 LIBOR ARM	7/1 LIBOR ARM	10/1 LIBOR ARM

LIBOR ARMs other than Convertible LIBOR ARMs
Multistate or if applicable, State specific, ARM Note 1 Year LIBOR Index Assumable during Life of Loan Freddie Mac Form 3546, 1-01	Multistate or if applicable, State specific, ARM Note 1 Year LIBOR Index Assumable during Life of Loan Freddie Mac Form 3546, 1-01	Multistate or if applicable, State specific, ARM Note 1 Year LIBOR Index Assumable after Initial Period Freddie Mac Form 3548, 1-01	Multistate or if applicable, State specific, ARM Note 1 Year LIBOR Index Assumable after Initial Period Freddie Mac Form 3548, 1-01	Multistate or if applicable, State specific, ARM Note 1 Year LIBOR Index Assumable after Initial Period Freddie Mac Form 3548, 1-01
Multistate ARM Rider 1 Year LIBOR Index Assumable during Life of Loan Freddie Mac Form 3146, 1-01	Multistate ARM Rider 1 Year LIBOR Index Assumable during Life of Loan Freddie Mac Form 3146, 1-01	Multistate ARM Rider 1 Year LIBOR Index Assumable after Initial Period Freddie Mac Form 3148, 1-01	Multistate ARM Rider 1 Year LIBOR Index Assumable after Initial Period Freddie Mac Form 3148, 1-01	Multistate ARM Rider 1 Year LIBOR Index Assumable after Initial Period Freddie Mac Form 3148, 1-01
Convertible LIBOR ARMs
Multistate or if applicable, State specific, Convertible ARM Note 1 Year LIBOR Index Assumable during Life of Loan Freddie Mac Form 3547, 8-01	Multistate or if applicable, State specific, Convertible ARM Note 1 Year LIBOR Index Assumable during Life of Loan Freddie Mac Form 3547, 8-01	Multistate or if applicable, State specific, Convertible ARM Note 1 Year LIBOR Index Assumable after Initial Period Freddie Mac Form 3549, 8-01	Multistate or if applicable, State specific, Convertible ARM Note 1 Year LIBOR Index Assumable after Initial Period Freddie Mac Form 3549, 8-01	Multistate or if applicable, State specific, Convertible ARM Note 1 Year I IBOR Index Assumable after Initial Period Freddie Mac Form 3549, 8-01
Multistate Convertible ARM Rider 1 Year LIBOR Index Assumable during Life of Loan Freddie Mac Form 3147, 8-01	Multistate Convertible ARM Rider 1 Year LIBOR Index Assumable during Life of Loan Freddie Mac Form 3 147, 8-01	Multistate Convertible ARM Rider 1 Year LIBOR Index Assumable after Initial Period Freddie Mac Form 3149, 8-01	Multistate Convertible ARM Rider 1 Year LIBOR Index Assumable after Initial Period Freddie Mac Form 3149, 8-01	Multistate Convertible ARM Rider 1 Year LIBOR Index Assumable after Initial Period Freddie Mac Form 3149, 8-01

State specific ARM notes and Convertible ARM notes are available from Freddie Mac for Alaska, Florida, New Hampshire, Vermont, Virginia, West Virginia, and Wisconsin.

Special Programs and Products
1-Year Libor ARMs And Convertible ARMs
MA02100134 –– Attachment 5
Page 3 –– 10/24/2002

4.

Completion of Loan Documents and Delivery. With respect to the completion of the Notes and Riders and the delivery of the LIBOR ARMs to Freddie Mac, Seller makes the following representations and warranties with respect to values used for interest rate adjustments and caps and the conversion option:

1-year LIBOR ARM (2/6)	1-year LIBOR ARM (3/6)	3/1 LIBOR ARM (2/2/5)	3/1 LIBOR ARM (2/2/6)	3/1 LIBOR ARM (3/2/6)

The initial stated interest rate remains fixed for the following Initial Period:
One year	One year	Three years	Three years	Three years
On the first Interest Change Date, the interest rate adjusts to a rate equal to the 1-Year LIBOR Index value plus the Gross Mortgage Margin, subject to a First Change Date Cap of:
2 percent	3 percent	2 percent	2 percent	3 percent
Annually, after the first Interest Change Date, the Gross Coupon Rate adjusts to a rate equal to the 1-Year LIBOR Index value plus the Gross Mortgage Margin, subject to a Periodic Cap of:
2 percent	3 percent	2 percent	2 percent	2 percent
There is no maximum decrease (floor) in the adjusted Gross Coupon Rate over the life of the loan; the maximum increase in the adjusted Gross Coupon Rate does not exceed a Life-of-Loan Cap of:
6 percent	6 percent	5 percent	6 percent	6 percent

5/1 LIBOR ARM (2/2/5)	5/1 LIBOR ARM (2/2/6)	5/1 LIBOR ARM (3/2/6)	5/1 LIBOR ARM (5/2/5)	7/1 LIBOR ARM (5/2/5)	10/1 LIBOR ARM (5/2/5)

Gross Coupon Rate remains fixed for the following Initial Period:
Five years	Five years	Five years	Five years	Seven years	Ten years
On the first Interest Change Date, the Gross Coupon Rate adjusts to a rate equal to the l-Year LIBOR Index value plus the Gross Mortgage Margin, subject to a First Change Date Cap of:
2 percent	2 percent	3 percent	5 percent	5 percent	5 percent
Annually, after the first Interest Change Date, the Gross Coupon Rate adjusts to a rate equal to the 1-Year LIBOR Index value plus the Gross Mortgage Margin, subject to a Periodic Cap of:
2 percent	2 percent	2 percent	2 percent	2 percent	2 percent
There is no maximum decrease (floor) in the adjusted Gross Coupon Rate over the life of the loan; the maximum increase in the adjusted Gross Coupon Rate does not exceed a Life-of-Loan Cap of:
5 percent	6 percent	6 percent	5 percent	5 percent	5 percent

The amount that must be inserted as the addition to the Freddie Mac RNY to determine the fixed interest rate after conversion must not be less than one-quarter of one percent or greater than three-eighths of one percent.

5.	Gross Coupon Rate Adjustment. The first Interest Change Date must occur no earlier, and no later, than the following number of months from the first monthly Mortgage payment date:

Special Programs and Products
1-Year Libor ARMs And Convertible ARMs
MA02100134 –– Attachment 5
Page 4 –– 10/24/2002

	No earlier than:	No later than:

1 -year LIBOR ARMs	6 months	18 months
3/1 LIBOR ARMs	30 months	42 months
5/1 LIBOR ARMs	54 months	66 months
7/1 LIBOR ARMs	78 months	90 months
10/1 LIBOR ARMs	114 months	126 months

6.

Credit Terms. Except as provided below, the credit and underwriting terms in the Guide applicable to 2% 1-year ARMs, 3/1, 5/1, 7/1 and 10/1 ARMs apply to 1-year, 3/1, 5/1, 7/1 and 10/1 LIBOR ARMs, respectively.

	(a)	Calculating Borrower Qualifying Ratios. Although Section 30.5(b) of the Guide may provide otherwise, the Borrower may be qualified at the initial Gross Coupon Rate with the following LIBOR ARMs:

3/1 LIBOR ARM (2/2/5)
3/1 LIBOR ARM (2/2/6)
3/1 LIBOR ARM (3/2/6)
5/1 LIBOR ARM (2/2/5)
5/1 LIBOR ARM (2/2/6)
5/1 LIBOR ARM (3/2/6)
7/1 LIBOR ARM (5/2/5)
10/1 LIBOR ARM (5/2/5)

For the following LIBOR ARMs, the Borrower must be qualified as follows:

Type LIBOR ARM	Conditions to be satisfied for Borrower to be qualified at initial Gross Coupon Rate		Rate at which Borrower must be qualified if conditions not satisfied

1-year LIBOR ARM (2/6) and (3/6)	(i)	the Mortgage term is 15 years or less, or	the initial Gross Coupon Rate plus the 2 percent
	(ii)	the LTV ratio is less than or equal to 80 percent, and the initial period discount is 2.0 percent or less.
5/1 LIBOR ARM (5/2/5)	(i)	the Mortgage term is 15 years or less, or	the initial Gross Coupon Rate plus 2 percent
	(ii)	the LTV ratio is less than or equal to 80 percent, and the initial period discount is 1.5 percent or less.

Special Programs and Products
1-Year Libor ARMs And Convertible ARMs
MA02100134 –– Attachment 5
Page 5 –– 10/24/2002

(b)	Temporary Subsidy Buydown Plans. Provided the terms of Section 25.4 of the Guide are complied with, temporary subsidy buydowns are:

Permitted for 1-4 unit Primary Residences and Second Homes with:	Permitted for 1-2 unit Primary Residences and Second Homes with:

7/1 LIBOR ARMs (5/2/5) 10/1 LIBOR ARMs (5/2/5)	5/1 LIBOR ARMs (2/2/5) 5/1 LIBOR ARMs (2/2/6)
Not permitted with:
1 -year LIBOR ARMs (2/6) 1 -year LIBOR ARMs (3/6) 3/1 LIBOR ARMs (2/2/5) 3/1 LIBOR ARMs (2/2/6)	3/1 LIBOR ARMs (3/2/6) 5/1 LIBOR ARMs (3/2/6) 5/1 LIBOR ARMs (5/2/5)

7.

Delivery Methods; Cash and Guarantor Special Requirements and Offer Products. Seller may deliver LIBOR ARMs, other than Convertible LIBOR ARMs, under the Original Cash Program or under the WAC ARM Guarantor Program; Convertible LIBOR ARMs may be delivered under the WAC ACARM Guarantor Program only.

(a)

Original Cash Program Deliveries. Freddie Mac will not post on any rate services, the Required Net Yield, Required Net Margin, or the Required Net Life of Loan Cap or the cash purchase price Freddie Mac will pay for LIBOR ARMs.

To obtain pricing information and to enter into a Purchase Contract or commitment, Seller must call Freddie Mac (703-761-7170). Seller may obtain commitments or enter into Purchase Contracts between 10:00 a.m. and 4:30 p.m. Eastern time unless Freddie Mac has ceased making commitments on that day for the desired delivery period or program. To make an offer, Seller must provide the information required in Sections 9.12 and 10.5 of the Guide and except as noted below, comply with all applicable requirements in Chapter 10 of the Guide.

Seller must specify one of the offer product codes stated on the Offer Product Code Exhibit when submitting its offer for the ARM Original Cash program.

	(b)	Guarantor Deliveries. LIBOR ARMs may be sold under the WAC ARM or WAC ACARM Guarantor Program following the requirements in Chapter 11 and 31, respectively, of the Guide.

LIBOR ARMs, other than Convertible LIBOR ARMs will have the following prefixes:

1-year LIBOR ARMs (2/6): 1C 1-year LIBOR ARMs (3/6): 1D 3/1, 5/1, 7/1 and 10/1 LIBOR ARMs: 1B

Special Programs and Products
1-Year Libor ARMs And Convertible ARMs
MA02100134 –– Attachment 5
Page 6 –– 10/24/2002

Convertible LIBOR ARMs will have the following prefixes:

1 - year Convertible LIBOR ARMs (2/6): 1E
1-year Convertible LIBOR ARMs (3/6): 1F
3/1, 5/1, 7/1 and 10/1 Convertible LIBOR ARMs: 1B

At the time Seller calls in a Guarantor Program Conversion for LIBOR ARMs, Seller must specify one of the offer products codes stated on the Offer Product Code Exhibit.

8.	Investor Disclosure. For any Convertible LIBOR ARMs sold to Freddie Mac, Seller must comply with the following provisions relating to Additional Supplements:

(a)

Information to be Furnished for Disclosure. Seller must prepare and distribute an Additional Supplement as described in Section 11.20 of the Guide for any PC Pool with Convertible LIBOR ARMs. The Additional Supplement must be in the form attached as an Exhibit to this Attachment. The form is not a final document; it must be reviewed carefully and completed by the Seller.

(b)

Disclosure Delivery. No fewer than two Business Days before the Settlement Date, Seller must deliver the completed Additional Supplement, together with the name and telephone number of the person responsible for the Additional Supplement, to Freddie Mac, Attention: Mortgage Purchase at fax: (703) 918-5846.

(c)

Information Dissemination. Seller consents to Freddie Mac’s dissemination of information Freddie Mac deems appropriate concerning each PC pool containing Convertible LIBOR ARMs through any information vendors that it may use for disclosure with respect to PCs.

9.

Processing upon Conversion. Seller must repurchase and resell to Freddie Mac all Convertible LIBOR ARMs delivered hereunder that are converted to fixed-rate Mortgages (“Converted Mortgages”), upon the following terms and conditions:

(a)

Within five business days after the Conversion Date, Seller must transmit to Freddie Mac’s Loan Administration Department via MIDANET (Registered) a Loan-Level Report in accordance with Section 79.5 of the Guide for each such Converted Mortgage.

(b)

Seller, as Servicer, must repurchase all Converted Mortgages for an amount calculated pursuant to Section 72.3 of the Guide, and must remit the proceeds of such repurchase to Freddie Mac via the telephonic cash remittance system by 11:00 a.m., Seller’s local time, on the fifth business day after the Conversion Date.

(c)

Seller must resell to Freddie Mac each Converted Mortgage at the then-current price offered by Freddie Mac under Freddie Mac’s then-existing Cash or Guarantor Programs. Seller must deliver Converted Mortgages to Freddie Mac

Special Programs and Products
1-Year Libor ARMs And Convertible ARMs
MA02100134 –– Attachment 5
Page 7 –– 10/24/2002

within sixty days of the Conversion Date. Seller must identify each Converted Mortgage by inserting “036” (indicating fixed rate resale of converted ARM) in one of the six 3-digit blocks of the special characteristics code field of the Mortgage Submission Schedule -Form 11.

(d)

At Freddie Mac’s request, Seller must use a modified Mortgage Submission Schedule - Form 11, with the delivery of Converted Mortgages. Seller may also be required to provide to Freddie Mac such reports as may be required by Freddie Mac to evidence that the Seller has delivered all Converted Mortgages to Freddie Mac.

(e)

Subject to having statutory authority to do so, Freddie Mac will repurchase all Converted Mortgages delivered by Seller under the terms of this section. Notwithstanding the requirements of Section 32.2 of the Guide, Converted Mortgages are eligible for repurchase without additional underwriting if the Borrower was qualified at the time of origination of the Convertible LIBOR ARM in compliance with the terms and conditions of the Guide, as modified by this Attachment.

Special Programs and Products
1-Year Libor ARMs And Convertible ARMs
MA02100134 –– Attachment 5
Page 8 –– 10/24/2002

EXHIBIT
LIBOR ARMS
Additional Supplement

ADDITIONAL SUPPLEMENT dated [_________], [_________]
PC Pool Number: [ ]	Seller:	Crescent Bank & Trust Company
dba Crescent Mortgage
115 Perimeter Center Place, Suite 285
Atlanta, GA 30346
CUSIP Number: [ ]
PC Type: {Select as appropriate:
[1-year][3/1][5/1][7/1][10/1] ARM
Adjustment Cap: {Select one as appropriate}
[200 basis points]
[200 basis points, with a 300 basis point adjustment on the first adjustment]
[200 basis points, with a 500 basis point adjustment on the first adjustment]
Mortgage Type: Convertible [Whole Loan] Home
Index: LIBOR Index
Original Unpaid Principal Balance: $[ ]
Offering Circular: Offering Circular for Mortgage Participation Certificates (Guaranteed) February1, 2001

This Additional Supplement describes certain characteristics of the PCs and/or the Mortgages comprising the PC Pool that are not contained in or that differ from the information and characteristics set forth in the PC Offering Circular or the Form 15 PC Offering Circular supplement. All information is based on the estimated composition of the PC Pool as of the “as of date” appearing in the Form 15 PC Offering Circular Supplement. Information and representations in this Additional Supplement about the Seller and the Mortgages are the information and representations only of the Seller; Freddie Mac makes no representations concerning these matters or the accuracy or veracity of the information provided. Offerees should purchase PCs only after reading this Additional Supplement, the Form 15 PC Offering Circular supplement and the PC Offering Circular.

DESCRIPTION OF THE MORTGAGES

General

The Conversion Period applicable to each Convertible Mortgage contained in this PC Pool is [INSERT APPROPRIATE INFORMATION, FOR EXAMPLE: anytime from the 12th through the 60th principal and interest payment dates]. The table below contains selected information about the Conversion Periods of the Convertible Mortgages contained in this PC Pool.

Earliest & Latest Possible Conversion Dates	Unpaid Principal Balance (“UPB”) of the Mortgages	Percent of UPB of PC Pool	Number and Percent of the Mortgages

[INSERT APPROPRIATE INFORMATION]

Special Programs and Products
1-Year Libor ARMs And Convertible ARMs - Exhibit
MA02100134 –– Attachment 5
Page 1 –– 10/24/2002

EXHIBIT
LIBOR ARMS
Offer Product Codes

Original Cash Deliveries

Type LIBOR ARM	Offer Product Code

1-year LIBOR ARM (2/6)	724
1-year LIBOR ARM (3/6)	725
3/1 LIBOR ARM (2/2/5)	710	*
3/1 LIBOR ARM (2/2/6)	710	*
3/1 LIBOR ARM (3/2/6)	720
5/1 LIBOR ARM (2/2/5)	711	**
5/1 LIBOR ARM (2/2/6)	711	**
5/1 LIBOR ARM (3/2/6)	721
5/1 LIBOR ARM (5/2/5)	712
7/1 LIBOR ARM (5/2/5)	713
10/1 LIBOR ARM (5/2/5)	714

*	The Original Cash offer product numbers for the 3/1 LIBOR ARM (2/2/5) and (2/2/6) are the same.
**	The Original Cash offer product numbers for the 5/1 LIBOR ARM (2/2/5) and (2/2/6) are the same.

Guarantor Program Deliveries
	Offer Product Code

Type LIBOR ARM	Other than Convertible LIBOR ARM		Convertible LIBOR ARM

1-year LIBOR ARM (2/6)	726		728
1-year LIBOR ARM (3/6)	727		729
3/1 LIBOR ARM (2/2/5)	715	*	730	*
3/1 LIBOR ARM (2/2/6)	715	*	730	*
3/1 LIBOR ARM (3/2/6)	722		731
5/1 LIBOR ARM (2/2/5)	716	**	732	**
5/1 LIBOR ARM (2/2/6)	716	*	732	**
5/1 LIBOR ARM (3/2/6)	723		733
5/1 LIBOR ARM (5/2/5)	717		734
7/1 LIBOR ARM (5/2/5)	718		735
10/1 LIBOR ARM (5/2/5)	719		736

* The Guarantor Program offer product numbers for the 3/1 LIBOR ARM and Convertible LIBOR ARM (2/2/5) and (2/2/6) are the same.
** The Guarantor Program offer product numbers for the 5/1 LIBOR ARM and Convertible LIBOR ARM (2/2/5) and (2/2/6) are the same.

Special Programs and Products
1-Year Libor ARMs And Convertible ARMs - Exhibit
MA02100134 –– Attachment 5
Page 1 –– 10/24/2002

EXHIBIT
Eligible LIBOR ARMs

Feature	1-year LIBOR ARM (2/6)	1-year LIBOR ARM (3/6)	3/1 LIBOR ARM (2/2/5)	3/1 LIBOR ARM (2/2/6)	3/1 LIBOR ARM (3/2/6)

Term	Up to 30 years	Up to 30 years	Up to 30 years	Up to 30 years	Up to 30 years
Initial Period	1 year	1 year	3 years	3 years	3 years
Subsequent Adjustment Period	1 year	1 year	1 year	1 year	1 year
Term of adjustment after Initial Period	Life of loan	Life of loan	Life of loan	Life of loan	Life of loan
First Change Date Cap	Same as Periodic Cap	Same as Periodic Cap	2 percent	2 percent	3 percent
Periodic Cap	2 percent	3 percent	2 percent	2 percent	2 percent
Life of Loan Cap	6 percent	6 percent	5 percent	6 percent	6 percent
When assumable	Life of loan	Life of loan	Life of loan	Life of loan	Life of loan
Prepayment protection permitted	No	No	No	No	No
Convertible option permitted	Yes	Yes	Yes	Yes	Yes
Remittance Cycle-Cash	Standard: ARC Optional: First Tuesday	Standard: ARC Optional: First Tuesday	Standard: ARC Optional: First Tuesday	Standard: ARC Optional: First Tuesday	Standard: ARC Optional: First Tuesday
Remittance Cycle-Guarantor	Standard: First Tuesday Optional: ARC	Standard: First Tuesday Optional: ARC	Standard: First Tuesday Optional: ARC	Standard: First Tuesday Optional: ARC	Standard: First Tuesday Optional: ARC
Seasoning	Note date no earlier than 12 months prior to Delivery Date	Note date no earlier than 12 months prior to Delivery Date	Note date no earlier than 12 months prior to Delivery Date	Note date no earlier than 12 months prior to Delivery Date	Note date no earlier than 12 months prior to Delivery Date
Minimum Servicing Spread – Cash and Guarantor	25 basis points	25 basis points	25 basis points	25 basis points	25 basis points
Maximum Servicing Spread – Cash	100 basis points	100 basis points	37.5 basis points	37.5 basis points	37.5 basis points
Maximum Servicing Spread - Guarantor	200 basis points	200 basis points	200 basis points	200 basis points	200 basis points

Special Programs and Products
1-Year Libor ARMs And Convertible ARMs - Exhibit – Eligible Libor ARMs
MA02100134 –– Attachment 5
Page 1 –– 10/24/2002

Feature	5/1 LIBOR ARM (2/2/5)	5/1 LIBOR ARM (2/2/6)	5/1 LIBOR ARM (3/2/6)	5/1 LIBOR ARM (5/2/5)	7/1 LIBOR ARM (5/2/5)	10/1 LIBOR ARM (5/2/5)

Term	Up to 30 years	Up to 30 years	Up to 30 years	Up to 30 years	Up to 30 years	Up to 30 years
Initial Period	5 years	5 years	5 years	5 years	7 years	10 years
Subsequent Adjustment Period	1 year	1 year	1 year	1 year	1 year	1 year
Term of adjustment after Initial Period	Life of loan	Life of loan	Life of loan	Life of loan	Life of loan	Life of loan
First Change Date Cap	2 percent	2 percent	3 percent	5 percent	5 percent	5 percent
Periodic Cap	2 percent	2 percent	2 percent	2 percent	2 percent	2 percent
Life of Loan Cap	5 percent	6 percent	6 percent	5 percent	5 percent	5 percent
When assumable	After Initial Period	After Initial Period	After Initial Period	After Initial Period	After Initial Period	After Initial Period
Prepayment protection permitted	No	No	No	No	No	No
Convertible option permitted	Yes	Yes	Yes	Yes	Yes	Yes
Remittance Cycle-Cash	Standard: ARC Optional: First Tuesday	Standard: ARC Optional: First Tuesday	Standard: ARC Optional: First Tuesday	Standard: ARC Optional: First Tuesday	Standard: ARC Optional: First Tuesday	Standard: ARC Optional: First Tuesday
Remittance Cycle-Guarantor	Standard: First Tuesday Optional: ARC	Standard: First Tuesday Optional: ARC	Standard: First Tuesday Optional: ARC	Standard: First Tuesday Optional: ARC	Standard: First Tuesday Optional: ARC	Standard: First Tuesday Optional: ARC
Seasoning	Note Date no earlier than 12 months prior to Delivery Date	Note Date no earlier than 12 months prior to Delivery Date	Note Date no earlier than 12 months prior to Delivery Date	Note Date no earlier than 12 months prior to Delivery Date	Note Date no earlier than 12 months prior to Delivery Date	Note Date no earlier than 12 months prior to Delivery Date
Minimum Servicing Spread – Cash and Guarantor	25 basis points	25 basis points	25 basis points	25 basis points	25 basis points	25 basis points
Maximum Servicing Spread – Cash	37.5 basis points	37.5 basis points	37.5 basis points	37.5 basis points	37.5 basis points	37.5 basis points
Maximum Servicing Spread -Guarantor	200 basis points	200 basis points	200 basis points	200 basis points	200 basis points	200 basis points

Special Programs and Products
1 -Year Libor ARMs And Convertible ARMs - Exhibit – Eligible Libor ARMs
MA02100134 –– Attachment 5
Page 2 –– 10/24/2002

ATTACHMENT 6
Special Negotiated Terms Applicable to ARMs and Convertible ARMs
with Adjustments Based on the 1-Year Constant Maturity Treasury Index
(Junior Guarantor Program)

This Attachment, including the accompanying exhibits, states the terms and conditions under which Freddie Mac will purchase adjustable-rate Mortgages, including Convertible adjustable-rate Mortgages, that adjust based on the 1-year constant maturity Treasury Index. Treasury ARMs delivered pursuant to this Attachment are subject to the provisions of the Guide, as amended and supplemented by this Attachment and the other applicable Purchase Documents.

1.	Definitions. Terms used in this Attachment, including terms not capitalized, are defined or otherwise described in the Guide.

Assumable after Initial Period means assumable after the first Interest Change Date. For convertible ARMs, it means assumable after the Initial Period until the Conversion Option is exercised.

Assumable Life of Loan means assumable during and after the Initial Period; i.e., during the life of the Mortgage. For convertible ARMs, it means assumable during the Initial Period and after the Initial Period until the Conversion Option is exercised.

The First Change Date Cap is the maximum interest rate increase or decrease on the first Interest Change Date, expressed as a percent; the maximum interest rate increase and the maximum interest rate decrease must be the same.

The Initial Period is the period from the Note Date of the Mortgage until the first Interest Change Date, expressed in years.

The Interest Change Date, as defined in the Glossary to the Guide, is each date, as established in the Note, on which the rate of interest could change.

The Life of Loan Cap is the maximum interest rate increase over the life of the Mortgage, expressed as a percent.

The Periodic Cap is the maximum interest rate increase or decrease on each Interest Change Date after the first Interest Change Date, expressed as a percent.

The Subsequent Adjustment Period is the period from the first Interest Change Date, and each Interest Change Date thereafter, until the next succeeding Interest Change Date, expressed in years.

Treasury ARMs are adjustable-rate Mortgages that adjust based on the 1-Year constant maturity Treasury Index and meet the requirements of this Attachment. The term Treasury ARMs includes Convertible Treasury ARMs.

Special Programs and Products
Treasury Index ARMs
MA02100134 –– Attachment 6
Page 1 –– 10/24/2002

2.

Eligible Mortgages. Under the terms of this Attachment, Seller may deliver Treasury ARMs, including Convertible Treasury ARMs, that are not currently mortgage products eligible for purchase under the Guide, provided such mortgages otherwise satisfy the requirements of the Guide and this Attachment. Eligible Treasury ARMs must have the features and characteristics described in the attached Eligible Treasury ARMs Exhibit.

Except as otherwise specified in this Attachment, all 3/1, 5/1, 7/1 and 10/1 Treasury ARMs must comply with all requirements of the Guide applicable to 3/1, 5/1, 7/1 and 10/1 ARMs, respectively. Except as modified by this Attachment, all Convertible Treasury ARMs must comply with the provisions stated in Chapter 31 of the Guide.

3.

Adjustment Periods and Caps. Treasury ARMs must have the following adjustment periods and caps. The initial numeric code represents the terms of the “Initial Period/Subsequent Adjustment Period” and the numeric code in parenthesis at the end represents the “First Change Date Cap/Periodic Cap/Life of Loan Cap”.

	•	3/1 TREASURY ARM (2/2/6) Assumable Life of Loan

	•	5/1 TREASURY ARM (2/2/5) Assumable Life of Loan

	•	5/1 TREASURY ARM (2/2/6) Assumable Life of Loan

	•	5/1 TREASURY ARM (2/2/5) Assumable after Initial Period

	•	5/1 TREASURY ARM (2/2/6) Assumable after Initial Period

	•	5/1 TREASURY ARM (5/2/5) Assumable after Initial Period

	•	7/1 TREASURY ARM (5/2/5) Assumable after Initial Period

	•	10/1 TREASURY ARM (5/2/5) Assumable after Initial Period

4.	Loan Instruments. Treasury ARMs must be originated on the current version of the applicable jurisdiction’s FNMA/FHLMC Uniform Security Instrument.

Treasury ARMs must be originated on the Notes and Riders identified below:

(a)	Nonconvertible.

3/1 and 5/1 Treasury ARMs that are Assumable Life of Loan

Note:
	•	Multistate or if applicable, State specific, Adjustable Rate Note – ARM 5-2 (1-Year Treasury Index – [2%] Rate Caps) Fannie/Mae/Freddie Mac Form 3502, 1/01

Rider:
	•	Multistate Adjustable Rate Rider – ARM 5-2 (1-Year Treasury Index – [2%] Rate Caps) Fannie Mae/Freddie Mac Form 3111, 1/01

Special Programs and Products
Treasury Index ARMs
MA02100134 –– Attachment 6
Page 2 –– 10/24/2002

5/1, 7/1 and 10/1 Treasury ARMs that are Assumable after Initial Period

Note:
		•	Multistate Initial Period Fixed/Adjustable Rate Note (1-year Treasury Index – Rate Caps), Freddie Mac Form 3593, 1/01; or
		•	Multistate Fixed/Adjustable Rate Note (1 -year Treasury Index – Rate Caps) Fannie Mae Form 3522, 1/01

Rider:
		•	Multistate Initial Period Fixed/Adjustable Rate Rider (1-year Treasury Index – Rate Caps), Freddie Mac Form 3195, 1/01; or
		•	Multistate Fixed/Adjustable Rate Rider (1-year Treasury Index – Rate Caps) Fannie Mae Form 3182, 1/01

	(b)	Convertible.

3/1 and 5/1 Treasury ARMs that are Assumable Life of Loan (until Conversion Option exercised)

Note:
		•	Multistate Convertible Adjustable Rate Note (1-Year Treasury Index – Rate Caps - Fixed Rate Conversion Option) Freddie Mac Form 3513, 1/01; or
		•	Multistate Adjustable Rate Note (1-Year Treasury Index – Rate Caps - Fixed Rate Conversion Option) Fannie Mae Form 3503, 1/01

Rider:
		•	Multistate Convertible Adjustable Rate Rider (1-Year Treasury Index – Rate Cap - Fixed Rate Conversion Option Freddie Mac Form 3130, 1/01; or
		•	Multistate Adjustable Rate Rider (1-Year Treasury Index – Rate Caps - Fixed Rate Conversion Option) Fannie Mae Form 3113, 1/01

5/1, 7/1 and 10/1 Treasury ARMs that are Assumable after Initial Period (until Conversion Option exercised)

Note:
		•	Multistate Fixed/Adjustable Rate Note (1-year Treasury Index – Rate Caps – Fixed Rate Conversion Option) Fannie Mae Form 3523, 1/01

Rider:
		•	Multistate Fixed/Adjustable Rate Rider (1-year Treasury Index – Rate Caps – Fixed Rate Conversion Option) Fannie Mae Form 3183, 1/01

5.	Completion of Loan Documents and Delivery. With respect to the completion of the Notes and Riders and the delivery of the Treasury ARMs to Freddie Mac, Seller

Special Programs and Products
Treasury Index ARMs
MA02100134 –– Attachment 6
Page 3 –– 10/24/2002

represents and warrants that the values used for interest rate adjustments and caps and the conversion option are consistent with the Eligible Treasury ARMs Exhibit.

The amount that must be inserted as the addition to the Freddie Mac or Fannie Mae, as applicable, RNY to determine the fixed interest rate after conversion must not be less than one-quarter of one percent or greater than three-eighths of one percent.

6.	Credit Terms. Except as provided below, the credit and underwriting terms in the Guide applicable to 3/1, 5/1, 7/1 and 10/1 ARMs apply to l-, year, 3/1, 5/1, 7/1 and 10/1 Treasury ARMs, respectively.

In connection with originating 5/1 Treasury ARMs (5/2/5), the Borrower must be qualified as follows:

(a)

at the initial Gross Coupon Rate if either (i) the Mortgage term is 15 years or less, or (ii) the LTV ratio is less than or equal to 80 percent, and the initial period discount is 1.5 percent or less; and

(b) at the initial Gross Coupon Rate plus 2 percent in all other situations.

7.	Guarantor Deliveries. Treasury ARMs must be sold under the WAC ARM or WAC ACARM Guarantor Program following the requirements in Chapter 11 and 31, respectively, of the Guide.

Treasury ARMs, other than Convertible Treasury ARMs, will have the following prefixes:

3/1, 5/1, 7/1 and 10/1 Treasury ARMs: 78

Convertible Treasury ARMs will have the following prefixes:

3/1, 5/1, 7/1 and 10/1 Convertible Treasury ARMs: 78

At the time Seller calls in a Guarantor Program Conversion for Treasury ARMs, Seller must specify one of the offer products codes designated for the delivery program stated on the OFFER PRODUCT/PROGRAM CODE EXHIBIT to the Junior Guarantor Program Attachment.

8.	Investor Disclosure. For any Convertible Treasury ARMs sold to Freddie Mac, Seller must comply with the following provisions relating to Additional Supplements:

(a)

Information to be Furnished for Disclosure. Seller must prepare and distribute an Additional Supplement as described in Section 11.20 of the Guide for any PC Pool with Convertible Treasury ARMs. The Additional Supplement must be in the form attached as an Exhibit to this Attachment. The form is not a final document; it must be reviewed carefully and completed by the Seller.

Special Programs and Products
Treasury Index ARMs
MA02100134 –– Attachment 6
Page 4 –– 10/24/2002

(b)

Disclosure Delivery. No fewer than two Business Days before the Settlement Date, Seller must deliver the completed Additional Supplement, together with the name and telephone number of the person responsible for the Additional Supplement, to Freddie Mac, Attention: Mortgage Purchase at fax: (703) 918-5846.

(c)

Information Dissemination. Seller consents to Freddie Mac’s dissemination of information Freddie Mac deems appropriate concerning each PC pool containing Convertible Treasury ARMs through any information vendors that it may use for disclosure with respect to PCs.

9.

Processing upon Conversion. Seller must repurchase and resell to Freddie Mac all Convertible Treasury ARMs delivered under this Attachment that are converted to fixed-rate Mortgages (“Converted Mortgages”), upon the following terms and conditions:

(a)

Within five business days after the Conversion Date, Seller must transmit to Freddie Mac’s Loan Administration Department via MIDANET (Registered) a Loan-Level Report in accordance with Section 79.5 of the Guide for each such Converted Mortgage.

(b)

Seller, as Servicer, must repurchase all Converted Mortgages for an amount calculated pursuant to Section 72.3 of the Guide, and must remit the proceeds of such repurchase to Freddie Mac via the telephonic cash remittance system by 11:00 a.m., Seller’s local time, on the fifth business day after the Conversion Date.

(c)

Seller must resell to Freddie Mac each Converted Mortgage at the then-current price offered by Freddie Mac under Freddie Mac’s then-existing Cash or Guarantor Programs. Seller must deliver Converted Mortgages to Freddie Mac within sixty days of the Conversion Date. Seller must identify each Converted Mortgage by inserting “036” (indicating fixed rate resale of converted ARM) in one of the six 3-digit blocks of the special characteristics code field of the Mortgage Submission Schedule - Form 11.

(d)

At Freddie Mac’s request, Seller must use a modified Mortgage Submission Schedule - Form 11, with the delivery of Converted Mortgages. Seller may also be required to provide to Freddie Mac such reports as may be required by Freddie Mac to evidence that the Seller has delivered all Converted Mortgages to Freddie Mac.

(e)

Subject to having statutory authority to do so, Freddie Mac will repurchase all Converted Mortgages delivered by Seller under the terms of this section. Notwithstanding the requirements of Section 32.2 of the Guide, Converted Mortgages are eligible for repurchase without additional underwriting if the Borrower was qualified at the time of origination of the Convertible Treasury ARM in compliance with the terms and conditions of the Guide, as modified by this Attachment.

Special Programs and Products
Treasury Index ARMs
MA02100134 –– Attachment 6
Page 5 –– 10/24/2002

EXHIBIT
TREASURY-INDEXED ARMS
Additional Supplement

ADDITIONAL SUPPLEMENT dated [________], [________]
PC Pool Number: [ ]	Seller:	Crescent Bank & Trust Company
dba Crescent Mortgage
115 Perimeter Center Place, Suite 285
Atlanta, GA 30346

CUSIP Number: [ ]
PC Type: {Select as appropriate:
[3/1][5/1][7/1][10/1] ARM
Adjustment Cap: {Select one as appropriate}
[200 basis points]
[200 basis points, with a 500 basis point adjustment on the first adjustment]
[200 basis points, with a 600 basis point adjustment on the first adjustment]
Mortgage Type: Convertible [Whole Loan] Home
Index: One-year Treasury (weekly) Index
Original Unpaid Principal Balance: $[ ]
Offering Circular: Offering Circular for Mortgage Participation Certificates (Guaranteed) February 1, 2001

This Additional Supplement describes certain characteristics of the PCs and/or the Mortgages comprising the PC Pool that are not contained in or that differ from the information and characteristics set forth in the PC Offering Circular or the Form 15 PC Offering Circular supplement. All information is based on the estimated composition of the PC Pool as of the “as of date” appearing in the Form 15 PC Offering Circular Supplement. Information and representations in this Additional Supplement about the Seller and the Mortgages are the information and representations only of the Seller; Freddie Mac makes no representations concerning these matters or the accuracy or veracity of the information provided. Offerees should purchase PCs only after reading this Additional Supplement, the Form 15 PC Offering Circular supplement and the PC Offering Circular.

DESCRIPTION OF THE MORTGAGES

General

The Conversion Period applicable to each Convertible Mortgage contained in this PC Pool is [INSERT APPROPRIATE INFORMATION, FOR EXAMPLE:  anytime from the 12th through the 60th principal and interest payment dates]. The table below contains selected information about the Conversion Periods of the Convertible Mortgages contained in this PC Pool.

Earliest & Latest Possible Conversion Dates	Unpaid Principal Balance (“UPB”) of the Mortgages	Percent of UPB of PC Pool	Number and Percent of the Mortgages

[INSERT APPROPRIATE INFORMATION]

Special Programs and Products
Treasury Index ARMs - Exhibit
MA02100134 –– Attachment 6
Page 1 –– 10/24/2002

EXHIBIT
TREASURY-INDEXED ARMS
Eligible Treasury ARMs

Feature	3/1 Treasury ARM (2/2/6)	5/1 Treasury ARM (2/2/5)	5/1 Treasury ARM (2/2/6)	5/1 Treasury ARM (5/2/5)	7/1 Treasury ARM (5/2/5)	10/1 Treasury ARM (5/2/5)

Term	Up to 30 years	Up to 30 years	Up to 30 years	Up to 30 years	Up to 30 years	Up to 30 year
Initial Period	3 years	5 years	5 years	5 years	7 years	10 years
Subsequent Adjustment Period	1 year	1 year	1 year	1 year	1 year	1 year
Term of adjustment after Initial Period	Life of loan*	Life of loan*	Life of loan*	Life of loan*	Life of loan*	Life of loan*
First Change Date Cap	2 percent	2 percent	2 percent	5 percent	5 percent	5 percent
Periodic Cap	2 percent	2 percent	2 percent	2 percent	2 percent	2 percent
Life of Loan Cap	6 percent	5 percent	6 percent	5 percent	5 percent	5 percent
When assumable	Life of loan*	Either Life of Loan* or After Initial Period*	Either Life of Loan* or After Initial Period*	After Initial Period*	After Initial Period*	After Initial Period*
Prepayment protection permitted	No	No	No	No	No	No
Convertible option permitted	Yes	Yes	Yes	Yes	Yes	Yes
Remittance Cycle-Guarantor	Standard: ARC Optional: First Tuesday	Standard: ARC Optional: First Tuesday	Standard: ARC Optional: First Tuesday	Standard: ARC Optional: First Tuesday	Standard: ARC Optional: First Tuesday	Standard: ARC Optional First Tuesday
Seasoning	Note date no earlier than 12 months prior to Delivery Date	Note Date no earlier than 12 months prior to Delivery Date	Note Date no earlier than 12 months prior to Delivery Date	Note Date no earlier than 12 months prior to Delivery Date	Note Date no earlier than 12 months prior to Delivery Date	Note Date no earlier than 12 months prior to Delivery Date
Minimum Servicing Spread – Guarantor	25 basis points unless Variable Servicing	25 basis points unless Variable Servicing	25 basis points unless Variable Servicing	25 basis points unless Variable Servicing	25 basis points unless Variable Servicing	25 basis point unless Variable Servicing
Maximum Servicing Spread - Guarantor	200 basis points	200 basis points	200 basis points	200 basis points	200 basis points	200 basis points

* For Convertible Treasury ARMs, interest adjustment and assumability terminate when the Conversion Option is exercised

Special Programs and Products
Treasury Index ARMs – Exhibit - Eligible Treasury ARMs
MA02100134 –– Attachment 6
Page 1 –– 10/24/2002

ATTACHMENT 7
A Minus Manual Eligibility Matrix Mortgages

This Attachment sets forth minimum standards to determine whether a Mortgage is eligible for sale to Freddie Mac as an A Minus Manual Eligibility Matrix Mortgage.

1.	General Requirements.

	(a)	Definition. Each Mortgage that complies with the terms of this Attachment shall be eligible for sale to Freddie Mac as an A Minus Manual Eligibility Matrix Mortgage (an “A Minus Matrix Mortgage”).

	(b)	Eligible Mortgages. A Minus Matrix Mortgages must be:

		(i)	15-, 20- or 30-year conventional fixed-rate Mortgages, ARMs, or 7-year Balloon/Reset Mortgages; and

		(ii)	secured by a 1-2 unit Primary Residence, a 1-2 unit Investment Property, or a 1 unit second home.

	(c)	Ineligible Mortgages. The following Mortgages are ineligible for sale as A Minus Matrix Mortgages:

		•	streamlined refinance Mortgages;

		•	Affordable Gold 3/2 Mortgages;

		•	Affordable Gold 97 Mortgages;

		•	Affordable Gold Alt 97 Mortgages;

		•	Alt 97 Mortgages;

		•	Prepayment Protection Mortgages

	(d)	Delivery Programs. A Minus Matrix Mortgages may be sold under the Guarantor Program, the Cash Program, or the MultiLender Swap Program.

	(e)	Special Underwriting Provisions. Special underwriting provisions applicable to other mortgage product sold under Seller’s Master Agreement shall not apply to A Minus Matrix Mortgages.

Special Programs and Products
A Minus Manual Eligibility Matrix Mortgages
MA02100134 –– Attachment 7
Page 1 –– 10/24/2002

2.	Indicator Score/TLTV Matrix.

Each A Minus Matrix Mortgage must fall within one of the Indicator Score/LTV matrices set forth below:

PURCHASE AND NO-CASH-OUT REFINANCE MORTGAGES
# Units	Occupancy	Transaction	TLTV	Fixed rate & 7-year Balloon/resets Minimum Indicator Score	All ARMs Minimum Indicator Score

One	Primary	Purchase	< 80%	> 570	> 600
	2nd Home	No Cash-out	> 80 to < 95%	> 580	> 620
One	Investment	Purchase	< 80%	> 630	> 650
		No Cash-out	> 80 to < 90%	> 640	> 680
Two	Primary	Purchase	< 80%	> 630	> 660
		No Cash-out	> 80 to < 95%	> 690	> 730
Two	Investment	Purchase	< 80%	> 660	> 700
		No Cash-out	> 80 to < 90%	> 710	> 760

CASH-OUT REFINANCE MORTGAGES
# Units	Occupancy	Transaction	TLTV	Fixed rate & 7-year Balloon/resets Minimum Indicator Score	All ARMs Minimum Indicator Score

One	Primary	Cash-out	< 80%	> 610	> 630
	2nd Home		> 80 to < 90%	> 620	> 650
One	Investment	Cash-out	< 80%	> 660	> 670
			> 80 to < 85%	> 660	> 680
Two	Primary	Cash-out	< 80%	> 640	> 690
			> 80 to < 90%	> 700	> 750
Two	Investment	Cash-out	< 80%	> 700	> 730
			> 80 to < 85%	> 710	> 750

3.

Delivery Fees. A postsettlement delivery fee (delivery fee) will be assessed and billed to Seller in conjunction with the sale of certain A Minus Matrix Mortgages. Standard delivery fee rates are indicated on Exhibit 19 and/or on MIDANET for the PC or market information vendors. Delivery fees are paid in accordance with the delivery fee provisions outlined in Section 17.2 of the Guide.

For A Minus Matrix Mortgages, the Indicator Score is used for pricing purposes. If no Indicator Score is delivered to Freddie Mac, the Mortgage will be priced as if the Indicator Score was “not reported.”

Special Programs and Products
A Minus Manual Eligibility Matrix Mortgages
MA02100134 –– Attachment 7
Page 2 –– 10/24/2002

4.	Sale of A Minus Matrix Mortgages. If Seller elects to sell A Minus Matrix Mortgages to Freddie Mac:

	(a)	Seller is not required to determine that:

		(i)	the Borrower shows the willingness to repay the Mortgage; or

		(ii)	an acceptable credit reputation is evidenced (Seller must retain all credit reports in the Mortgage file for each Borrower. No further analysis of credit documentation is necessary); and

(b)

As long as the information provided by Seller to Freddie Mac relating to the Mortgage is true, complete and accurate, Freddie Mac shall not require repurchase of such Mortgage or indemnification under the Guide due to the fact that:

		(i)	the Borrower’s Monthly Housing Expense-to-Income Ratio and Debt Payment-to-Income Ratio exceed the guidelines set forth in Sections 37.15 and 37.16 of the Guide (subject to Section 9(b) below); or

		(ii)	the Borrower does not show the willingness to repay the Mortgage or due to the fact that an acceptable credit reputation was not evidenced.

5.	Bankruptcy/Foreclosure. A Mortgage does not qualify as an A Minus Matrix Mortgage if any Borrower experienced one of the following credit events:

(a)

within 2 years of the Mortgage application date, the Borrower and/or the Borrower’s assets were subject to the jurisdiction of a bankruptcy court, or the Borrower was discharged from bankruptcy (a “Bankruptcy Event”); or

(b)

within 3 years of the Mortgage application date, the Borrower owned any property (and signed a promissory note secured by such property) against which foreclosure proceedings were initiated or which was conveyed by a deed in lieu of foreclosure (a “Foreclosure Event”).

6.

Balloon/reset Mortgages. 7-year Balloon/Reset A Minus Matrix Mortgages that are subject to secondary financing as of the Delivery Date are eligible for sale under the terms of Section 33.2 of the Guide.

Special Programs and Products
A Minus Manual Eligibility Matrix Mortgages
MA02100134 –– Attachment 7
Page 3 –– 10/24/2002

7.	Mortgage Verifications and Delinquencies.

(a)

For each A Minus Matrix Mortgage, Seller must ensure that both current and prior mortgage payment histories for all mortgages during the 12 month period prior to the date of each Borrower’s loan application (the “Prior 12 Month Period”) are verified on the credit report(s) that the Seller selected to use. For each Borrower on the loan application, Seller must directly verify and document all mortgage payment histories not reflected on the credit reports in accordance with the requirements of Section 37.11(b) of the Guide.

(b)

Seller represents that during the Prior 12 Month Period, there were no more than two 30 day mortgage delinquencies and no 60 day or more delinquencies from any combination of mortgages as verified directly or on one or more of the credit reports.

8.	Selecting an Indicator Score for A Minus Matrix Mortgages.

	(a)	Except as provided herein, Seller shall select an Indicator Score for each A Minus Matrix Mortgage in accordance with the provisions of Section 37.5 of the Guide.

	(b)	On the Uniform Underwriting and Transmittal Summary Form (Freddie Mac Form 1077), or on another document in the Mortgage file, Seller shall:

		(i)	note that the loan qualifies as an A Minus Matrix Mortgage, and

		(ii)	identify the FICO score selection method and the Indicator Score.

(c)

In connection with the delivery of each such A Minus Matrix Mortgage, Seller shall enter on the applicable Freddie Mac Form 11 (Mortgage Submission Schedule) or Form 13SF (Mortgage Submission Voucher):

		(i)	the code “F” (for FICO Bureau Scores) in the field titled “CST”; and

		(ii)	the Indicator Score in the field titled “CSV”.

9.	Monthly Ratios. For each A Minus Matrix Mortgage:

	(a)	Seller is not required to determine that the Borrower’s Monthly Housing Expense-to-Income Ratio meets the ratio guidelines set forth in Section 37.15 of the Guide; and

	(b)	the Borrower’s monthly debt payment-to-income ratio may exceed the ratio guidelines set forth in Section 37.16 of the Guide, provided such ratio does not exceed 50 percent.

Special Programs and Products
A Minus Manual Eligibility Matrix Mortgages
MA02100134 –– Attachment 7
Page 4- –– 10/24/2002

10.	Documentation. Seller shall document A Minus Matrix Mortgages in accordance with Standard Documentation requirements in Section 37.23 of the Guide.

11.	Special Delivery and Pooling Requirements.

(a)

In connection with the delivery of each A Minus Matrix Mortgage, Seller must enter “100” in the “Offering code” field on the Mortgage Submission Schedule (Freddie Mac Form 11), or on the Mortgage Submission Voucher (Freddie Mac Form 13SF), as applicable.

(b)

Seller agrees that its failure to comply with the preceding delivery instructions may cause Freddie Mac to characterize an otherwise eligible A Minus Matrix Mortgage as a non-eligible A Minus Matrix Mortgage.

(c) There are no special pooling requirements for A Minus Matrix Mortgages, except as may be required by any special underwriting provisions applicable to such Mortgages.

12.	Servicing Requirements. A Minus Matrix Mortgages shall be serviced in accordance with Section 51.11(c) of the Guide.

13.

Amendment, Revision or Termination of A Minus Matrix Mortgage Sales. Freddie Mac reserves the right, upon 90 days prior written notice, to amend, supplement, revise or terminate, in whole or in part, Seller’s ability to sell A Minus Matrix Mortgages to Freddie Mac.

14.

Termination. The termination date of this Attachment is December 31, 2002. After that date, Seller may not sell any additional A Minus Matrix Mortgages to Freddie Mac under the terms of this Attachment.

Special Programs and Products
A Minus Manual Eligibility Matrix Mortgages
MA02100134 –– Attachment 7
Page 5 –– 10/24/2002

ATTACHMENT 8
ENTERPRISE CASH SYSTEM AGREEMENT
FOR THE PURCHASE AND SALE OF MORTGAGES

This agreement dated October 24, 2002 by and between Crescent Bank & Trust Company dba Crescent Mortgage, S/S# 106856 (“Seller”) and the Federal Home Loan Mortgage Corporation, (“Freddie Mac”) amends and supplements Seller’s Purchase Documents (the “Agreement”).

RECITALS

(A)

Freddie Mac has developed a system that will permit Seller to sell Mortgages to Freddie Mac under Freddie Mac’s Cash Program using the Internet to connect to transactional applications provided by Freddie Mac (the “Enterprise Cash System”); and

(B)

Seller desires to sell Mortgages to Freddie Mac using the Enterprise Cash System and Freddie Mac is willing to purchase Mortgages offered for sale by Seller using the Enterprise Cash System in accordance with the provisions of the Purchase Documents as amended by this Agreement.

NOW, THEREFORE, in consideration of the premises, mutual promises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, Seller and Freddie Mac agree as follows:

1.	Recitals. The Recitals set forth above are true and correct.

2.

Scope of the Amendment. This Agreement amends and supplements the Seller’s: (a) Master Agreement, if applicable; (b) the Freddie Mac Single-Family Seller/Servicer Guide (the “Guide”); and (c) all other Purchase Documents.

3.	Capitalized Terms. Capitalized terms used herein that are not otherwise defined shall have the meaning ascribed to such terms in the Guide.

4.

Incorporation of the Enterprise Cash System. The Enterprise Cash System and supplemental materials including, but not limited to, all of its visual content displayed on screens and pages, system processes, system rules, terms and conditions, privacy policy, user guides, aids, glossary, instructions, stored data and all other related written or electronic records used in connection with the Enterprise Cash System, is hereby incorporated into and made a part of the Purchase Documents. In addition, any revisions, changes, and/or updates made to the Enterprise Cash System by Freddie Mac, from time to time, shall be automatically incorporated into and made a part of the Purchase Documents whenever such revisions, changes, and/or updates are published by Freddie Mac and made available to Seller in writing or by electronic means.

5.

Delivery Date. For purposes of using the Enterprise Cash System only, the “Delivery Date” shall mean the date when all of the following have been completed: (i) the delivery of all loan data and other information required by the Enterprise Cash System to

Special Programs and Products
Enterprise Cash System Agreement
MA02100134 –– Attachment 8
Page 1 –– 10/24/2002

Freddie Mac; (ii) the delivery of the Notes and all other required documentation to Freddie Mac and (iii) Note certification.

6.

Consent to Conduct Electronic Transactions. Seller hereby consents to conduct electronic transactions with Freddie Mac using the Enterprise Cash System including, but not limited to, using Records, Electronic Records and Electronic Signatures in accordance with Section 1.3 of the Guide and agrees that Seller shall be bound by the terms and conditions of such electronic transactions. When using the Enterprise Cash System, Seller will be prompted to make on-screen selections by “clicking on” certain designated items, icons or buttons to signify Seller’s selection and/or agreement with various terms and conditions presented within the Enterprise Cash System. Seller’s Electronic Signature, as defined in Section 1.3 of the Guide, shall include, but not necessarily be limited to, the process or action of “clicking on” such designated items, icons or buttons.

7.

License Agreement. To the extent Freddie Mac provides any software to Seller to facilitate the purchase of loans under the Cash Program using the Enterprise Cash System and to the extent any such software or any software-related documentation is not specifically covered by the terms of a separate agreement between Freddie Mac and Seller, Seller agrees that the provisions of Section 2.17 of the Guide shall apply.

8.

Seller’s System Security Obligation. Freddie Mac will provide Seller with or require Seller to create user identification codes, passwords, personal identification numbers and/or access codes, as applicable, to permit Seller to have secure access to the Enterprise Cash System. In accordance with Section 1.3 of the Guide, Seller shall be fully responsible for adopting security measures that will protect and safeguard: (i) any and all user identification codes, passwords, personal identification numbers, and/or access codes from loss, theft or unauthorized disclosure or use and (ii) its computer hardware and software from infiltration and “infection” by harmful computer information, commands, codes, viruses or programs that may damage Freddie Mac’s or any host’s computer information processing Systems including, but not limited to, the Enterprise Cash System, Records, Electronic Records, hardware and/or software.

9.

Access to Copies of Electronic Records. Seller acknowledges and agrees that its ongoing access to copies of Electronic Records related to any electronic transactions conducted by Seller using the Enterprise Cash System shall be paper copies that Seller prints out using Seller’s computer print capabilities and its printer. Accordingly, Seller assumes responsibility for printing and retaining paper copies of any such Electronic Records for Seller’s future reference. If Seller is unable to print any of the Electronic Records, Seller may contact Freddie Mac for assistance in obtaining copies of the Electronic Records that Freddie Mac may have stored.

10.

Eligible Mortgage Programs and Products. Seller may only sell whole loans under the Cash Program when using the Enterprise Cash System. The only Mortgage products eligible for sale using the Enterprise Cash System are as follows:

Special Programs and Products
Enterprise Cash System Agreement
MA02100134 –– Attachment 8
Page 2 –– 10/24/2002

•	15-, 20- and 30-yr Conventional Fixed-rate Mortgages
•	Alt 97 15-, 20- and 30-yr Mortgages
•	Guaranteed Rural Housing
•	5-yr Balloon/Reset
•	7-yr Balloon/Reset
•	15-, 20- and 30-yr Affordable Gold 3/2 Mortgages
•	15-, 20- and 30-yr Affordable Gold 5 Mortgages
•	15-, 20- and 30-yr Affordable Gold 97 Mortgages
•	15-, 20- and 30-yr Affordable Gold Alt 97 Mortgages
•	Affordable Merit Rate

If Freddie Mac makes other Mortgage products available for purchase through the Enterprise Cash System, Freddie Mac will expressly inform Seller in writing or electronically.

11.

Mandatory Contracts. If Seller uses the Enterprise Cash System to sell Mortgages to Freddie Mac, Seller must enter into Mandatory Contracts. Under a Mandatory Contract, the Seller: (i) must sell Mortgages to Freddie Mac that meet all of the contract requirements and have an aggregate unpaid principal balance equal to the contract amount (subject to the purchase tolerance for cash contracts in the Guide); (ii) must have completed all requirements for the sale of the Mortgages by the expiration date of the contract; and (iii) will be assessed a pair-off fee at the contract expiration if the contract amount has not been fulfilled by Seller.

12.

Purchase Data and Certification Forms. Seller will not be required to complete and deliver a paper Mortgage Submission Schedule, Form 11, or Contract Delivery Summary, Form 381, but must accurately provide all of the loan data and other information required by the Enterprise Cash System and other Purchase Documents. In addition, the Seller must print and complete either the Custodial Certification Schedule, Form 1034E, or the “Note Delivery Cover Sheet” and deliver one form or the other along with the Notes to Freddie Mac as part of the delivery and certification process.

13.	Wire Transfer Authorizations/Warehouse Lender Release.

(a)

For Mortgages that are not pledged to a Warehouse lender, Seller is required to complete a new Wire Transfer Authorization, Form 483, unless Seller has previously completed, executed and delivered a duly authorized Form 483 to Freddie Mac. If Seller desires to have multiple wire transfer instructions, Seller must complete and execute a new Form 483 for each set of wire transfer instructions and send the original signed paper Form 483 to Freddie Mac as required by the Guide.

(b) For Mortgages that are pledged to a Warehouse Lender, Seller shall:

(i) Complete and execute a Modified Blanket Wire Transfer Authorization for Warehouse Delivery, Modified Form 987E, attached hereto as Exhibit

Special Programs and Products
Enterprise Cash System Agreement
MA02100134- –– Attachment 8
Page 3 –– 10/24/2002

A. The Modified Form 987E shall be a one-time wire transfer authorization that Freddie Mac shall use for all contracts in which Pledged Mortgages are offered for sale using the Enterprise Cash System, in lieu of requiring a separate Modified Form 987E for each contract. Seller shall execute a Modified Form 987E for each Warehouse Lender that Seller uses and shall provide Freddie Mac with a new Modified Form 987E whenever Seller is required or desires to make changes to the wire transfer instructions. Seller must execute and send the original paper Modified Form 987E to Freddie Mac in accordance with the mailing instructions contained in the Modified Form 987E.

(ii)

Print, complete and deliver to the Warehouse lender a Warehouse Lender Release of Security Interest, Form 996E, made available within the Enterprise Cash System, which has been modified to expressly permit facsimile transmission of the Form 996E. The Warehouse Lender will be required to complete and execute the Form 996E and send it to Freddie Mac via facsimile transmission at: (703) 880-0534.

(c)

The Seller represents, warrants and covenants that Seller shall provide Freddie Mac with a Form 483 and Modified Form 987E signed by a duly authorized representative of Seller. Seller agrees that Seller is solely responsible for notifying Freddie Mac if any changes to the wire transfer instructions are necessary or desired in accordance with the requirements in the Guide. Seller, also represents, warrants and covenants that the Warehouse Lender shall deliver a Form 996E to Freddie Mac duly executed by an authorized representative of the Warehouse Lender. Seller agrees to indemnify, defend and hold Freddie Mac harmless from and against any loss, costs, claims, actions, damages, liabilities, judgments, legal fees, counterclaims and/or defenses to which Freddie Mac may become subject, which arise out of or occur in connection with the: (i) Seller’s failure to provide accurate and authorized wire transfer authorizations; (ii) Seller’s failure to notify Freddie Mac of any necessary or desired changes to the wire transfer authorizations in accordance with the Guide or (iii) the Seller’s or Warehouse Lender’s failure to deliver to Freddie Mac a valid and enforceable Form 996E duly executed by an authorized representative of the Warehouse Lender.

14.	Special Note Delivery and Custodial Requirements.

(a)

The Notes shall be delivered to Freddie Mac’s Document Custodial Services Department (DCS). A Custodian may not be used unless Freddie Mac, in its sole discretion, expressly approves or requires the use of a Custodian.

(b)

Seller will not be required to add Freddie Mac loan numbers to the Notes prior to loan certification; provided, however, the Seller shall be fully responsible for assuring that all of the following requirements are met:

Special Programs and Products
Enterprise Cash System Agreement
MA02100134 –– Attachment 8
Page 4 –– 10/24/2002

(i) prior to certification, Seller shall identify and track the Notes and other loan documents, using Seller’s computerized servicing system, as Mortgages to be sold to Freddie Mac;

(ii)

immediately after Funding/Settlement, Seller shall insert the Freddie Mac loan numbers assigned to the loans by Freddie Mac into Seller’s computerized servicing system so that Seller may identify, track and properly service the loans for Freddie Mac; and

(iii) notwithstanding (b) above, Seller agrees that Seller shall, at the Seller’s expense, add the loan numbers to the Notes if required by Freddie Mac.

Seller shall be fully responsible, on an ongoing basis, for the proper delivery, certification, identification and tracking of all Notes sold to Freddie Mac.

15.	System Requirements. The Seller acknowledges and agrees that Freddie Mac has provided Seller with written or electronic information that describes the minimum hardware, software, browser and other Internet connectivity requirements that Seller must comply with in order to conduct electronic transactions with Freddie Mac using the Enterprise Cash System.

16.	Special Representations and Warranties. Seller represents, warrants, covenants and agrees that it will fully comply with all of the terms, conditions and requirements of this Agreement, the Enterprise Cash System, the Guide and all other Purchase Documents.

17.	Modifications and Amendments. Notwithstanding Section 1.2 of the Guide or any provisions of the other Purchase Documents to the contrary, the provisions of this Agreement may be supplemented and amended by either an amendment signed by both Seller and Freddie Mac or by an addendum signed only by Freddie Mac that is provided to Seller. Any such amendment or addendum shall be incorporated into and made a part of this Agreement. If on or after the date of the addendum the Seller: (a) uses the Enterprise Cash System; (b) uses any of the rights, privileges or benefits in the addendum; (c) performs any of the duties in the addendum; or (d) undertakes any of the obligations in the addendum, Seller, by virtue of having taken one or more of the actions in (a), (b), (c) and (d) above, shall be deemed to have accepted and agreed with all of the terms and conditions in the addendum. In addition, at such time that Freddie Mac incorporates the terms and conditions of usage of the Enterprise Cash System into the Guide, including, without limitation, any new improvements, content, features or functionality (e.g., additional products, programs, executions, etc.) that may be added to the system, the provisions in the Guide shall supersede and prevail over the provisions set forth in this Agreement.

18.	Termination. Seller agrees that either party may terminate this Agreement by giving the other party 30 days written notice. Notwithstanding any such termination by either Seller or Freddie Mac, the representations, warranties, covenants and agreements made herein

Special Programs and Products
Enterprise Cash System Agreement
MA02100134 –– Attachment 8
Page 5 –– 10/24/2002

shall survive any such termination. If Seller has a Master Agreement, this Agreement will expire on the Date the Master Agreement expires.

19.

Effect of Other Provisions of the Purchase Documents. The Seller’s Purchase Documents as amended by this Agreement shall govern the sale of Mortgages to Freddie Mac using the Enterprise Cash System. In addition, any waivers of or modifications to any of Freddie Mac’s delivery, certification, settlement or funding requirements set forth in the Guide that may be contained in Seller’s Master Agreement or other Purchase Documents, as applicable, may not be used in connection with Mortgages sold using the Enterprise Cash System, unless such waivers or modified requirements are specifically identified and expressly permitted in an addendum to this Agreement provided to Seller by Freddie Mac.

20.

Confidentiality. Seller agrees that Seller shall keep all information related to Project Enterprise, this Agreement or the Enterprise Cash System strictly confidential. Seller shall not make any media release or public announcements, relating to Project Enterprise, this Agreement or the Enterprise Cash System. This Agreement and the Enterprise Cash System shall be subject to any confidentiality agreement previously executed by the parties that specifically relates to Project Enterprise. In the event that no confidentiality agreement has been executed by and between Seller and Freddie Mac with respect to Project Enterprise, this Agreement and the Enterprise Cash System, Project Enterprise, this Agreement and the Enterprise Cash System are hereby identified as “confidential information” subject to the confidentiality provisions set forth in Section 2.16 of the Guide.

IN WITNESS WHEREOF, Seller and Freddie Mac have caused this Agreement to be executed by their duly authorized representatives as of the date first set forth above.

FEDERAL HOME LOAN MORTGAGE CORPORATION		CRESCENT BANK & TRUST COMPANY DBA CRESCENT MORTGAGE

By:	/s/ DAVID H. STEVENS	By:	/s/ MICHAEL P. LEDDY

David H.Stevens,
	Senior Vice President	Name:	Michael P. Leddy
Single Family Lending

		Title:	Executive Vice President

Special Programs and Products
Enterprise Cash System Agreement
MA02100134 –– Attachment 8
Page 6 –– 10/24/2002

EXHIBIT A
FREDDIE MAC MODIFIED BLANKET FORM 987E
Blanket Wire Transfer Authorization for Cash Warehouse Delivery
(This form must be typed. Please read instructions on the third page of this form.)

Seller/Servicer number:

Seller’s name:

Warehouse lender’s name:

Warehouse lender’s Address:

Wire transfer instructions

Determine whether this transfer of funds is a three-party OR a two-party transfer, and complete the appropriate section below.

For three-party transfers only

Transfer bank’s name (bank where funds are to be initially transferred for further credit to beneficiary’s bank)

ABA number (nine-digit routing number of above-named transfer bank)

__ __ __ __ - __ __ __ __ - __

City, State (address of transfer bank)

Beneficiary’s bank’s name (bank receiving funds for beneficiary)

Beneficiary’s account number at transfer bank

Beneficiary’s name (either Seller/Servicer or Warehouse Lender depending on who will receive final credit of funds)

Beneficiary’s account number (final account where transfer is to be credited)

Special Programs and Products
Enterprise Cash System Agreement – Exhibit A
MA02100134 –– Attachment 8
Page 1 –– 10/24/2002

For two-party transfers only

Beneficiary’s bank’s name (bank receiving funds for beneficiary)

ABA number (nine-digit routing number of above-named beneficiary’s bank)

__ __ __ __ - __ __ __ __ - __

City, State (address of beneficiary’s bank)

Beneficiary’s name (either Seller/Servicer or Warehouse Lender depending on who will receive final credit of funds)

Beneficiary’s account number (final account where transfer is to be credited)

Further instructions (Choose only one)

[________] FOR ATTENTION OF

[________] IMMEDIATE PHONE ADVICE (name and telephone number)

[________] Comments

Special Programs and Products
Enterprise Cash System Agreement – Exhibit A
MA02100134 –– Attachment 8
Page 2 –– 10/24/2002

Mandatory

Before any wire transfer of funds, Freddie Mac must have the Seller’s authorization in writing. The one-time Modified Blanket Form 987E must be signed by an officer authorized to provide wire transfer instructions and certified by the Seller’s official seal or stamp (if applicable). Seller/Servicer must execute a Modified Blanket Form 987E for each Warehouse lender that Seller/Servicer uses. If Seller/Servicer desires to change the wire transfer instructions on a Modified Blanket Form 987E, Seller/Servicer must execute a new Modified Blanket Form 987E and properly deliver the Form to Freddie Mac. Freddie Mac must have a duly executed one-time Modified Blanket Form 987E on file before transferring any funds by wire transfer. In addition, with each delivery of Pledged Mortgages, Freddie Mac must receive a fully executed Form 996E, Warehouse Lender Release of Security Interest, signed by the Warehouse Lender before Freddie Mac will fund. Freddie Mac is not responsible if funding is delayed because the Modified Blanket Form 987E is not on file with Freddie Mac or the Form 996E is incomplete or not received with a Mortgage delivery.

Signature block. The above instruction is approved by:	Official seal or stamp

Signature of Seller’s corporate officer

Signature

Typed name of Seller’s corporate officer

Corporate title

Date approved Telephone number

FOR FREDDIE MAC USE ONLY

The undersigned has verified that the wire transfer instructions contained in this Modified Blanket Form 987 have been accurately and properly entered into Freddie Mac’s computer Systems.

Signature of Confirmation

By:

Freddie Mac Modified Blanket Form 987E (10/02) – For Use Only With Enterprise Cash

Special Programs and Products
Enterprise Cash System Agreement – Exhibit A
MA02100134 –– Attachment 8
Page 3 –– 10/24/2002

Instructions for Modified Blanket Form 987E

The Seller must complete the following items, unless indicated as optional:

Seller/Servicer number: Seller/Servicer number assigned by Freddie Mac

Seller’s name: Full legal name of the Seller

Warehouse lender’s name: Full legal name of Warehouse Lender

Warehouse lender’s Address: Street No., Suite No., Street Name, City, State, Zip Code

Three-party transfers: A three-party transfer involves a transfer of funds in which a correspondent bank must be credited first in order for the funds to be applied to the beneficiary’s bank (for example, a transfer of funds to the Federal Home Loan Bank of Pittsburgh for credit to ABC Bank for credit to XYC Mortgage Company)

Transfer bank: Full legal name and location (city and state) of the bank where funds are to be initially transferred for further credit to the beneficiary’s bank

ABA number: American Bankers’ Association’s (ABA’s) nine-digit routing number of the depository institution, that is, the transfer bank. This number must be entered to ensure the transfer of funds.

Beneficiary’s bank: Full legal name and location (city and state) of the bank receiving the funds for the beneficiary (usually the Warehouse Lender)

Beneficiary’s account number at transfer bank: Account number that the beneficiary’s bank has open for receipt of funds at the transfer bank

Beneficiary’s name: Full legal name of the final party to be credited as a result of the transfer of funds

Beneficiary’s account number: Final account number of the beneficiary where the funds are to be credited

Two-party transfers: A two-party transfer involves a transfer of funds in which the funds are directly routed to the beneficiary’s bank (for example, a transfer of funds to ABC Bank for further credit to XYZ Mortgage Company)

Beneficiary’s bank: Full legal name and location (city and state) of the bank receiving the funds for the beneficiary (usually the Warehouse Lender)

ABA number: ABA’s nine-digit routing number of the depository institution, that is, the beneficiary’s bank. This number must be entered to ensure the transfer of funds.

Special Programs and Products
Enterprise Cash System Agreement – Exhibit A
MA02100134 –– Attachment 8
Page 4 –– 10/24/2002

Beneficiary’s name: Full legal name of the final party to be credited as a result of the transfer of funds

Beneficiary’s account number: Final account number of the beneficiary where the funds are to be credited

Further Instructions (Optional)

This space is provided for the Seller to furnish additional information that may expedite the notification to the Seller of actual receipt of funds at the bank. Due to the space limitations of 30 characters, only one special instruction can be used. a. FOR ATTENTION OF: This space could be used to identify a specific department or section within the bank or Seller organization that should be notified of receipt of funds. b. IMMEDIATE PHONE ADVICE: This space could be used to identify the name and telephone number, including area code, of any individual the Seller requests the bank to call when funds are received.

Comments: This space could be used to enter any additional information that will help the transfer of funds to be completed (for example, reference contract number of additional credit party advice).

Signature block

The wire transfer instructions contained on this one-time Modified Blanket Form 987 will be accepted only if the form is signed by an officer of the corporation and certified by the Seller’s official seal or stamp (if applicable). If a current, duly executed Modified Blanket Form 987 is on file with Freddie Mac, Seller/Servicer must, for each delivery of Pledged Mortgages, make sure that a Form 996, Warehouse Lender Release of Security Interest, signed by the Warehouse Lender, made available within the Enterprise Cash System, is delivered to Freddie Mac.

Mailing Instructions: Mail original Modified Blanket Form 987 to:
Freddie Mac
Enterprise Cash — Customer Management
8609 Westwood Center Drive
Mail stop C55
Vienna, VA   22183-5000Mortgage Purchase

Freddie Mac Modified Blanket Form 987E (10/02) – For Use Only With Enterprise Cash

Special Programs and Products
Enterprise Cash System Agreement – Exhibit A
MA02100134 — Attachment 8
Page 5 — 10/24/2002

ATTACHMENT 9
ADDITIONAL PROVISIONS/RESTRICTIONS

1.	Notes and Intervening Assignments/Limited Power of Attorney

Mortgages originated by Mortgage Brokers or Correspondents for which the Notes have been endorsed and the Intervening Assignments have been executed by Seller’s representatives as attorneys in fact for the Third-party Originators pursuant to limited powers of attorney (“POA”) are eligible for purchase, provided that:

	(a)	Seller’s representatives are duly authorized by Seller to act as attorneys in fact for the Mortgage Brokers or Correspondents;

(b)

Seller warrants that each POA is valid under applicable law and gives each of Seller’s applicable authorized representatives full authority to endorse the Notes and execute the Intervening Assignments on behalf of each respective Mortgage Broker or Correspondent;

	(c)	Seller warrants that each Note is negotiable and each Intervening Assignment properly transfers all rights and interest in each respective Security Instrument;

	(d)	a separate POA is executed and provided for each Mortgage;

	(e)	each POA is recorded concurrently with each respective Intervening Assignment;

(f)

if Seller uses a third-party Custodian, each original POA is delivered to the Custodian for storage with each original Intervening Assignment and Note (if the original limited POA is not back from the recorder’s office by the time of delivery, a Seller certified copy of the limited POA must be delivered to the Custodian and the original limited POA must be promptly delivered to the Custodian after it is received from the recorder’s office);

(g)

if Seller uses Freddie Mac as the Custodian, each original POA is stored by Seller with each original Intervening Assignment and the Security Instrument, and a coy of the POA is delivered to Freddie Mac for storage with each original Note;

	(h)	Freddie Mac hereby identifies and Seller hereby agrees to treat the special provisions set forth herein as “confidential information” as that term is defined in Section 2.16 of the Guide;

	(i)	if Seller uses a Custodian other than Freddie Mac’s Document Control Custodial Services, Seller must provide a copy of this waiver to the Custodian; and

	(j)	Seller warrants that if Notes are endorsed by use of an allonge, the allonge complies with the requirements of the applicable jurisdiction’s law and that each such Note is fully negotiable.

Additional Provisions/Restrictions
MA02100134 — Attachment 9
Page 1 — 10/24/2002

2.	Facsimile of Form 996, Warehouse Lender Release of Security Interest

With respect to the delivery of Pledged Mortgages, Seller or Seller’s Warehouse Lender may transmit a signed facsimile of the original signed Form 996, Warehouse Lender Release of Security Interest, in lieu of sending in the original Form 996 with an original signature, provided that:

(a)

Seller and Seller’s Warehouse Lender, Federal Home Loan Bank of Atlanta shall enter into a Special Trading Partner Agreement with Freddie Mac substantially identical to Exhibit 2A attached hereto which shall be delivered to Freddie Mac’s Institutional Eligibility Department in McLean, VA.;

	(b)	Seller and Seller’s Warehouse Lender(s) shall be fully responsible for the authenticity of authorized signatures on each facsimile Form 996 transmitted to Freddie Mac;

(c)

Seller warrants and represents to Freddie Mac, that each facsimile Form 996 transmitted to Freddie Mac (i) has been duly executed by an authorized representative of Seller’s Warehouse Lender and (ii) is fully enforceable in accordance with its terms;

	(d)	Freddie Mac hereby identifies and Seller hereby agrees to treat the special provisions set forth herein as “confidential information” as that term is defined in Section 2.16 of the Guide;

	(e)	Freddie Mac reserves the right to revoke this waiver upon 30 days written notice to Seller; and

(f)

Seller and Seller’s Warehouse Lender, Federal Home Loan Bank of Atlanta, have entered into a Special Trading Partner Agreement with Freddie Mac dated October 24, 2002 substantially identical to Exhibit 2A attached hereto which has been delivered to Freddie Mac’s Institutional Eligibility Department in McLean, VA..

3.	Deliveries by Affiliated Entities

Mortgages originated by Seller and the affiliated entities identified below shall be eligible for purchase hereunder and such deliveries shall be included by Freddie Mac in determining fulfillment of the Dollar Volume limit under the Master Agreement and the Contract Commitment Amount of any Master Commitments issued thereunder, provided that:

	(a)	the affiliated entities are Crescent Mortgage Services, Inc., #113845; and

Additional Provisions/Restrictions
MA02100134 — Attachment 9
Page 2 — 10/24/2002

(b)	Seller shall be fully responsible for all representations and warranties and compliance with the Purchase Documents with respect to all such Mortgages.

Additional Provisions/Restrictions
MA02100134 — Attachment 9
Page 3 — 10/24/2002

EXHIBIT 2-A
Special Trading Partners Agreement

This Special Trading Partners Agreement is made as of the 24th day of October 2002, by and between the Federal Home Loan Bank of Atlanta (“FHLB”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”).

WHEREAS, FHLB acts as a warehouse lender for and takes a security interest in certain mortgages originated by Crescent Bank and Trust Company d/b/a Crescent Mortgage Company (“Crescent”) Seller/Servicer # 106856;

WHEREAS, Crescent seeks to sell mortgages to Freddie Mac and Freddie Mac is willing to buy such mortgages otherwise complying with agreements between Freddie Mac and Crescent, upon the release by FHLB of its security interest in the mortgages pursuant to Freddie Mac Form 996, Warehouse Lender Release of Security Interest (“Form 996”);

WHEREAS, the parties seek to facilitate the speed and efficiency of Freddie Mac’s purchase of mortgages originated by Crescent.

NOW THEREFORE, in consideration of the foregoing, the parties intending to be legally bound, hereby agree as follows wit respect to purchases by Freddie Mac of mortgages sold by Crescent in which FHLB is releasing its security interest:

1.

Facsimile Transmission of Form 996 Binding. FHLB agrees to be bound by the terms of any Form 996 signed by FHLB and transmitted to Freddie Mac by facsimile transmission (whether or not such signature was authorized). The receipt by Freddie Mac of a facsimile Form 996 on which is contained a written signature shall constitute a “writing” and shall be deemed for all purposed to have been (a) “signed” and (b) to constitute an “original”.

2.

Course of Dealing. The conduct of the parties pursuant to this Agreement shall, for all legal purposes, evidence a course of dealing and a course of performance accepted by the parties in furtherance of this Agreement and any transaction.

The parties agree not to contest the validity or enforceability of a facsimile signed Form 996 under the provisions of any applicable law relating to whether certain agreements are to be in writing or signed by the party to be bound thereby. Facsimile signed Form 996s, if introduced as evidence in any judicial, arbitration, mediation, or administrative proceedings, will be admissible as between the parties to the same extent and under the same conditions as other business records originated and maintained in documentary form. Neither party shall contest the admissibility of facsimile signed Form 996s under either the business records exception to the hearsay rule or the best evidence rule on the basis that the facsimile signed Form 996s were not originated or maintained in documentary form.

3.	Authorization of the Parties. Each party represents that the individual executing the Agreement on its behalf is duly authorized to do so.

Additional Provisions/Restrictions
Facsimile of Form 996, Warehouse Lender Release of Security Interest
Exhibit 2-A Special Trading Partners Agreement
MA02100134 –– Attachment 9
Page 1 –– 10/24/2002

4.

Confidentiality. FHLB shall hold in confidence and protect the terms and conditions of this agreement from disclosure to and/or use by anyone not a party to this agreement or the Custodian Agreement between FHLB and Crescent, and shall disclose the terms and conditions of this agreement only to employees of FHLB and Crescent who are required to be familiar with the terms and conditions of this agreement. Without limiting the foregoing, FHLB may disclose the terms and conditions of this agreement to internal and outside auditors; in-house and outside legal counsel of FHLB; governmental regulatory agencies; officers and directors of FHLB; and as otherwise required by law.

5.	Acceptance of Agreement. To accept and confirm this Agreement, FHLB must countersign the Agreement and return to:

Freddie Mac
2300 Windy Ridge Parkway
North Tower, Suite 200
Atlanta, GA 30339
Attn: Ms. Julie Strickland, Contract Specialist

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized representatives.

FEDERAL HOME LOAN MORTGAGE CORPORATION		FEDERAL HOME LOAN BANK OF ATLANTA

By:	/s/ DAVID H. STEVENS	By:	/s/

	David H. Stevens	Name:
Senior Vice President
	Single Family Lending	Title:

		By:	/s/

Name:

Title:

Additional Provisions/Restrictions
Facsimile of Form 996, Warehouse Lender Release of Security Interest
Exhibit 2-A Special Trading Partners Agreement
MA02100134 –– Attachment 9
Page 2 –– 10/24/2002

ATTACHMENT 10
Pool Insurance/Crescent Bank & Trust Company dba Crescent Mortgage
Special Provisions Applicable to Pool Insurance

During the period October 1, 2002, through September 30, 2002, all 30-year Fixed-rate Home Mortgages with LTV ratios exceeding 65 percent, but not exceeding 97 percent, excluding: (a) Mortgages where the Mortgaged Premises are located in Guam, Puerto Rico or the U.S. Virgin Island; (b) Mortgages identified by special characteristic codes 001, 033, 218, 219, 291, 531, or 537; (c) Mortgages insured or guaranteed by a federal government agency or instrumentality; (d) Customer MI Mortgges; (e) A-minus Mortgages; (f) Alt 97 Mortgges except those with at least 35 percent mortgage insurance coverage; (g) all Mortgges with secondary financing; and (h) Mortgages considered for secondary market coverage.

The MPI Policy is to be issued by Radian Guaranty, Inc. (“Insurer”), a Freddie Mac-approved mortgage insurer selected by Seller. The Required Spread has been increased to permit payment of any premiums due on account of the MPI Policy by Freddie Mac. The Pool Insurance Agreement shall be executed and delivered simultaneously with the execution of this Agreement. The effectiveness of this Agreement is subject to and conditioned upon the execution and delivery of such Pool Insurance Agreement, the provisions of which are incorporated by this reference.

Freddie Mac’s obligation to purchase Applicable Mortgages under this Agreement and applicable Master Commitments is contingent upon Seller’s ability to obtain coverage for each Applicable Mortgage under the MPI Policy in accordance with the terms of the Pool Insurance Agreement. In the event of any “Default” (as that term is defined in the Pool Insurance Agreement), or in the event the Insurer fails at any time to satisfy the conditions set forth in Section VII, paragraph 1 of the Pool Insurance Agreement, Seller shall not be permitted to deliver any additional Applicable Mortgages under this Agreement without the prior written consent of Freddie Mac, which may be granted or withheld at Freddie Mac’s sole discretion.

Additional Provisions/Restrictions
Pool Insurance/Crescent Bank & Trust Company dba Crescent Mortgage
MA02100134 –– Attachment 10
Page 1 –– 10/24/2002

Pool Insurance/Crescent Bank & Trust Company dba Crescent Mortgage
POOL INSURANCE AGREEMENT

This Pool Insurance Agreement (“Pool Insurance Agreement”), is made as of October 1, 2002, by and between the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Crescent Bank & Trust Company dba Crescent Mortgage (Freddie Mac Seller/Servicer #106856 and 113845 (“Seller”).

WITNESSETH:

          WHEREAS, Freddie Mac is a publicly-held government-sponsored enterprise created pursuant to the Federal Home Loan Mortgage Corporation Act, as amended;

          WHEREAS, pursuant to Master Agreement # MA02100134 (the “Master Agreement”), Freddie Mac and Seller have or will enter into one or more Master Commitment(s), pursuant to which, during the period October 1, 2002 through September 30, 2003, Freddie Mac agrees to purchase Mortgages from Seller in exchange for Mortgage Participation Certificates representing interests in pools of the Mortgages and/or cash; and

          WHEREAS, to induce Freddie Mac to purchase Mortgages, Seller has agreed to enter into this Pool Insurance Agreement;

          NOW THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and conditions contained herein and in the Master Agreement and Master Commitment(s), the parties hereby agree as follows:

Section I.	Definitions.

Capitalized terms used in and not defined in this Pool Insurance Agreement shall have the meanings assigned them in the Purchase Documents (as that term is defined in the Master Agreement).

Whenever used in this Pool Insurance Agreement, the following words and phrases shall have the following meanings, unless the context requires otherwise:

Applicable Mortgages: All Home Mortgages for which pool mortgage insurance coverage is required under the Master Agreement, consisting of all 30-year Fixed-rate Mortgages with LTV ratios greater than 65 percent, but not greater than 97 percent, which are to be purchased thereunder; provided, however, that Applicable Mortgages shall not include:   (a) Mortgages where the Mortgaged Premises are located in Guam, Puerto Rico or the U.S. Virgin Island; (b) Mortgages identified by special characteristic codes 001, 033, 218, 219, 291, 531, or 537; (c) Mortgages insured or guaranteed by a federal government agency or instrumentality; (d) Customer MI Mortgges; (e) A-minus Mortgages; (f) Alt 97 Mortgges except those with at least 35 percent mortgage insurance coverage; (g) all Mortgges with secondary financing; and (h) Mortgages considered for secondary market coverage.

Additional Provisions/Restrictions
Pool Insurance/Crescent Bank & Trust Company dba Crescent Mortgage
MA02100134 –– Attachment 10
Page 1 –– 10/24/2002

Delinquent Mortgage: An Insured Mortgage:

(a)	that is thirty (30) or more calendar days delinquent;

(b)	for which Freddie Mac is holding any REO Property; or

(c)	for which REO Property has been sold or otherwise disposed of but for which Freddie Mac has not been reimbursed losses covered under the MPI Policy.

Insured Mortgages: All Mortgages for which pool mortgage insurance is obtained under an MPI Policy, which shall include all Applicable Mortgages.

Insurer: Radian Guaranty, Inc., or any successor insurance company approved by Freddie Mac that provides an MPI Policy.

Loss Mitigation Activities: Any modification of loan documents or other concessions to the borrower with respect to a Mortgage, including without limitation, any incentive or below-market financing, or any sale of the REO Property, including a sale for a price less than the indebtedness approved by Insurer.

Mortgage Cure: The occurrence of one of the following conditions:

(a)

the final sale or other disposition of any property relating to a Delinquent Mortgage and the real property encumbered by any such Mortgage (including, without limitation, with the approval of Freddie Mac and/or Insurer, as applicable, delivery of the property to Seller or retention of the property by the Borrower pursuant to Freddie Mac’s Loss Mitigation Activities), and payment of all amounts due Freddie Mac with respect to any claim, and reimbursement of any Uncovered Losses, arising from such activity;

(b)	the Delinquent Mortgage becoming current through payment of all outstanding delinquent amounts;

(c)	the payment in full of the Delinquent Mortgage; or

(d)	the repurchase of the Delinquent Mortgage by Seller according to the repurchase procedures in the Guide.

MPI Policy: A mortgage pool insurance policy or mortgage trust supplemental policy, substantially identical to the specimen policy attached to this Pool Insurance Agreement as an Exhibit and in a form otherwise acceptable to Freddie Mac, by which Insurer agrees to provide pool insurance coverage with respect to each Applicable Mortgage.

Policy Termination Date: September 30, 2013

Additional Provisions/Restrictions
Pool Insurance/Crescent Bank & Trust Company dba Crescent Mortgage
MA02100134 –– Attachment 10
Page 2 –– 10/24/2002

REO Property: Any real property and personal property that is or was: (a) encumbered by a Mortgage, and (b) acquired through foreclosure or deed-in-lieu of foreclosure.

Uncovered Losses: Losses resulting from a Borrower’s default under an Insured Mortgage that (a) are attributable to Seller’s or the designated servicer’s breach of its representations and warranties made to Freddie Mac or the violation of other provisions of the Purchase Documents relating to the origination, delivery and servicing of the Insured Mortgages, (b) are not approved by Freddie Mac in accordance with Chapter 71 of the Guide and (c) Insurer determines not to cover due to a material misrepresentation made by Seller or the designated servicer, or by the Borrower.

Section II.		General Terms.

1.

As a condition of Freddie Mac entering into the Master Agreement, effective with the date of this Pool Insurance Agreement, Seller agrees that, except for payment of all required premium(s) and the delivery of information specifically undertaken by Freddie Mac in accordance with Section IV, below, Seller shall take all actions necessary to maintain an MPI Policy covering each Applicable Mortgage. All actions with respect to the eligibility of the Applicable Mortgages required of Seller shall be undertaken prior to the sale of such Applicable Mortgages to Freddie Mac.

2.	The MPI Policy shall contain the following terms:

	(a)	The Named Insured shall be Freddie Mac, and such insurance shall be solely for the benefit of Freddie Mac.

(b)

The MPI Policy shall be effective as of the last Business Day of the month with respect to all Applicable Mortgages purchased by Freddie Mac during that month. For each month in which Freddie Mac purchases Applicable Mortgages, Freddie Mac shall receive an endorsement to the MPI Policy, which shall cover the Applicable Mortgages purchased during such month.

(c)

The term of the MPI Policy shall continue until the Policy Termination Date; provided, however, the MPI Policy shall not terminate as to any Delinquent Mortgage until a Mortgage Cure has occurred with respect to each such Delinquent Mortgage.

3.	Except as otherwise specified herein, all references in the Guide (other than in Section 27.1 and Chapter 61) to:

	(a)	a mortgage insurer (MI) shall be deemed to include Insurer and any primary mortgage insurer; and

	(b)	mortgage insurance shall be deemed to include pool insurance as evidenced by the MPI Policy and any primary mortgage insurance policy.

Additional Provisions/Restrictions
Pool Insurance/Crescent Bank & Trust Company dba Crescent Mortgage
MA02100134 –– Attachment 10
Page 3 –– 10/24/2002

Section III.	Seller’s Representations and Warranties.

Seller represents, warrants and covenants that:

1.

The execution, delivery and performance of this Pool Insurance Agreement and all documents required to be submitted pursuant hereto, and the carrying out by Seller of the transactions contemplated by this Pool Insurance Agreement, have been duly authorized by all necessary corporate action by Seller.

2.

This Pool Insurance Agreement constitutes the valid and binding obligation of Seller, enforceable in accordance with its terms. The consummation of the transactions contemplated by this Pool Insurance Agreement by Seller, the fulfillment of the terms of this Pool Insurance Agreement and the compliance by Seller with all of the terms of this Pool Insurance Agreement by Seller shall not result in any breach of, or constitute a default under, any applicable law, regulation or order (including those applicable to the origination, settlement, sale or servicing of Applicable Mortgages) or any agreement to which Seller is a party or by which Seller or any of its properties is bound or affected, or result in the creation of any lien upon any property or assets of Seller. No consent, license, approval or authorization of any nature of, or other formal action by, any governmental authority, bureau or agency is or will be required in connection with the execution, delivery, validity or performance of the terms of this Pool Insurance Agreement by Seller or the carrying out of the transactions contemplated by this Pool Insurance Agreement by Seller, except as shall have been duly and timely obtained.

3.

The performance of Seller’s obligations under this Pool Insurance Agreement does not constitute a fraudulent conveyance within the meaning of bankruptcy, insolvency, reorganization moratorium and other similar laws affecting the rights of creditors.

4.

In order to obtain pool insurance from Insurer, Seller is not required to obtain primary mortgage insurance from Insurer on a specified percentage of mortgages that require primary mortgage insurance and are originated by Seller.

Section IV.	General Obligations of Freddie Mac.

1.

For each Applicable Mortgage, Freddie Mac shall deliver all basic loan data required by the Insurer to determine that the Applicable Mortgages will be covered under the MPI Policy, and to calculate the applicable premiums. The basic loan data will be derived from information provided to Freddie Mac by Seller.

2.	Freddie Mac shall pay the initial premiums and all renewal premiums as required by the MPI Policy for Applicable Mortgages eligible for coverage to become and remain Insured Mortgages.

3.

The aggregate unpaid balance of the Insured Mortgages shall be verified and reconciled by Freddie Mac at the time the MPI Policy is issued and in each subsequent month in which Insured Mortgages are delivered.

Additional Provisions/Restrictions
Pool Insurance/Crescent Bank & Trust Company dba Crescent Mortgage
MA02100134 –– Attachment 10
Page 4 –– 10/24/2002

4.	Freddie Mac may provide information to the Insurer regarding the unpaid principal balances and delinquency status of Insured Mortgages from time to time during the term of this Agreement.

Section V.	General Obligations of Seller.

1.

Seller shall be responsible for the accuracy of the information provided to Freddie Mac, which Freddie Mac provides to the Insurer pursuant to Section IV, paragraph 1, above. Seller shall promptly update this information for Insurer if the special characteristics code for any Applicable Mortgage or Insured Mortgage is determined to be 001, 033 or 531, if any Insured Mortgages are repurchased by Seller.

2.

From time to time, Seller shall provide Insurer with all reports and information relating to the Applicable Mortgages and Insured Mortgages requested by the Insurer or required by the MPI Policy in the manner proscribed by the MPI Policy. Such information, at a minimum, shall include information relating to identification of the Insured Mortgages, such as the Freddie Mac Loan Numbers, for each Insured Mortgage. Seller shall also provide Insurer with all assumption and delinquency information and all other reports requested by the Insurer or required by the MPI Policy relating to the Insured Mortgages.

3.

If Seller at any time determines that the current unpaid principal balance of an Insured Mortgage as reflected on the records of the Insurer or Freddie Mac is different than the actual unpaid principal balance of such Insured Mortgage, Seller shall notify Freddie Mac in writing, and shall provide Freddie Mac’s Transaction Manager with the actual unpaid principal balance of all such Insured Mortgages.

4.

Seller shall promptly execute and/or deliver all documents and take all other actions necessary to comply with the requirements of the MPI Policy and shall perform all of the obligations of Freddie Mac as named insured thereunder except for those obligations specifically undertaken by Freddie Mac under Section IV, above.

5.

Seller agrees to comply with procedural changes necessary to facilitate the execution of  the terms of this Pool Insurance Agreement, provided, however, that such changes do not materially alter the terms of this Pool Insurance Agreement.

6.	Seller shall maintain a record of each MPI Policy number, and the certificate number applicable to each Insured Mortgage.

7.

Seller’s obligations to comply with the terms of the MPI Policy and this Pool Insurance Agreement shall be in addition to, and not in lieu of, its obligations to comply with the terms of the primary mortgage insurance policy, and the provisions of the other Purchase Documents, applicable to the Insured Mortgages.

Additional Provisions/Restrictions
Pool Insurance/Crescent Bank & Trust Company dba Crescent Mortgage
MA02100134 –– Attachment 10
Page 5 –– 10/24/2002

Section VI.	Servicing Obligations of Seller.

1.	Seller shall service each and every Insured Mortgage in accordance with the MPI Policy, this Agreement and the Purchase Documents.

2.	Freddie Mac shall file all claims under the MPI Policy, with Freddie Mac indicated as the “payee”.

3.	Freddie Mac must receive the final Form 104, Statement of Loan and Real Estate Owned Expenses and Income, within 30 days of the settlement date relating to the sale of the REO Property.

4.

Seller shall undertake all actions necessary or appropriate to perfect any claim under the MPI Policy. If Seller fails to take all steps necessary to file and perfect a claim with the primary mortgage insurer or Insurer for a loss covered by the primary mortgage insurance policy or the MPI Policy, as applicable, and such failure results in the primary insurer or Insurer, as applicable, not covering all or a portion of such loss, then Freddie Mac may require Seller to reimburse Freddie Mac for such loss in the amount that would have been covered under the primary mortgage insurance policy and/or the MPI Policy, as applicable, or exercise any other remedies available under the Guide.

5.

If applicable, when completing Freddie Mac Form 1076, Notification of Foreclosure Sale and Acquisition of Title, and/or Freddie Mac Form 1098, Worksheet for Notification of Mortgages Approved for Foreclosure, Seller shall complete all information relating to mortgage insurance by referencing the applicable primary mortgage insurance policy. In addition, the line titled “Mortgage Insurance Information” shall be completed by referencing the applicable primary mortgage insurance policy.

6.

If applicable, when completing Freddie Mac Form 1126, Workout Fact Sheet, in addition to providing required information relating to the primary mortgage insurance coverage, Seller shall provide the name of the Insurer, the applicable policy number for the MPI Policy, and the certificate number for the applicable Insured Mortgage. In addition, Seller shall type or Stamp “Pool Insurance” across the top of the Form 1126.

Section VII.	Qualification of Insurer.

1.

Insurer shall at all times during the term of this Agreement (a) be duly authorized to write the insurance required by this Pool Insurance Agreement, (b) be approved as a mortgage insurer (MI) by Freddie Mac, and (c) have and maintain a rating of no less than “AA” (or an equivalent rating) from either Standard & Poor’s Corporation or Moody’s Investors Service.

2.	In the event Insurer fails at any time to satisfy the conditions set forth in Section VII, paragraph 1, then:

(a) Seller shall immediately notify Freddie Mac;

Additional Provisions/Restrictions
Pool Insurance/Crescent Bank & Trust Company dba Crescent Mortgage
MA02100134 –– Attachment 10
Page 6 –– 10/24/2002

(b)

Freddie Mac may, at its option, take such action or impose such additional or substitute requirements as Freddie Mac may deem appropriate, in its sole and absolute discretion; provided, however, Freddie Mac shall not demand that Seller repurchase a Mortgage based solely on Insurer’s failure to satisfy one or more of the foregoing conditions; and

(c)

Seller shall not be permitted to deliver any additional Applicable Mortgages which were to have been sold and serviced under the Master Agreement and this Pool Insurance Agreement without the prior written consent of Freddie Mac, which may be granted or withheld at Freddie Mac’s sole discretion.

3.

If Freddie Mac requires that the coverage be transferred to a successor insurer, Seller agrees to cooperate and assist in finding a new insurer and in transferring the coverage. Such cooperation and assistance shall include, but not be limited to, providing all reasonable loan records, data and mortgage files necessary for review by the successor insurer. In the event the coverage is transferred to a successor insurer, Seller shall remain responsible for all obligations described in this Pool Insurance Agreement for maintaining the coverage.

Section VIII.		Default.

A “Default” hereunder shall be deemed to have occurred at such time as any one or more of the following events have occurred:

1.	Seller fails to observe the obligations set forth in Sections V and VI of this Pool Insurance Agreement;

2.

any representation or warranty made by Seller in this Pool Insurance Agreement, the other Purchase Documents, or any certificate, document or other statement furnished at any time under or in connection with this Pool Insurance Agreement or the other Purchase Documents proves to have been incorrect when made in any respect adverse to Freddie Mac and such breach shall not have been cured within such reasonable time period as shall be determined by Freddie Mac, in its sole discretion, after Freddie Mac gives Seller written notice of such breach;

3.

Seller shall fail to observe any other covenant or provision contained in this Pool Insurance Agreement or the other Purchase Documents and such breach shall not have been cured within such reasonable time period as shall be determined by Freddie Mac in its sole discretion, after Freddie Mac gives Seller written notice of such breach;

4.

the entry of a decree or order for relief in respect of Seller in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the appointment of a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) for Seller or for all or substantially all of its property, or the entry of an order for Seller to wind up or liquidate its affairs, and such decree or order remaining unstayed and in effect for a period of 60 consecutive days;

Additional Provisions/Restrictions
Pool Insurance/Crescent Bank & Trust Company dba Crescent Mortgage
MA02100134 –– Attachment 10
Page 7 –– 10/24/2002

5.

Seller commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of any order for relief in an involuntary case under any such law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, or sequestrator (or other similar official) of Seller or for any substantial part of its property, or makes any general assignment for the benefit of creditors, or fails generally to pay its debts as they become due;

6.	Seller’s eligibility to service the Mortgages is terminated by Freddie Mac pursuant to the Guide.

Section IX.		Remedies.

At any time following the occurrence of a Default hereunder, Freddie Mac may, at its sole option, elect to (a) terminate this Pool Insurance Agreement, the Master Agreement and/or applicable Master Commitment(s), and/or (b) exercise any other remedies provided herein or in the Purchase Documents or at law or in equity. The rights and remedies of Freddie Mac under this Pool Insurance Agreement are in addition to, not in limitation of, any other rights and remedies available to Freddie Mac under the other Purchase Documents or at law or in equity.

Section X.		Termination of the Agreement.

1.	Subject to the provisions of Section X, paragraph 3, below, this Pool Insurance Agreement and the obligations and responsibilities of the parties set forth herein shall terminate:

	(a)	upon the final payment by Borrowers of all principal and interest payments due under the Insured Mortgages;

(b)

in the event Freddie Mac, at its sole option and in addition to any other remedies available to Freddie Mac under the Purchase Documents, elects to terminate this Pool Insurance Agreement following the occurrence of a Default; provided, however, that such election shall not cause coverage under the MPI Policy to be terminated nor shall such election relieve Seller of any of its obligations under Sections V and VI of this Pool Insurance Agreement prior to receipt of final payment in accordance with Section X, paragraph 1(a), above; or

	(c)	on the Policy Termination Date.

2.	Subject to the provisions of Section X, paragraph 3 below, this Pool Insurance Agreement shall terminate as to the individual affected Applicable Mortgage(s) or Insured Mortgage(s) only:

	(a)	upon repurchase of any Applicable Mortgage or Insured Mortgage from Freddie Mac in accordance with Section XII, below; or

Additional Provisions/Restrictions
Pool Insurance/Crescent Bank & Trust Company dba Crescent Mortgage
MA02100134 –– Attachment 10
Page 8 –– 10/24/2002

(b)

in the event the special characteristics code applicable to any Applicable Mortgage or Insured Mortgage is determined to be 001, 033 or 531, or Freddie Mac requires Seller to repurchase or provide indemnification or recourse with regard to any Applicable Mortgage or Insured Mortgage.

3.

The MPI Policy shall not terminate with respect to any individual Delinquent Mortgage until a Mortgage Cure has occurred as to such Mortgage, and this Pool Insurance  Agreement shall not terminate with respect to such Mortgage until such termination date. Termination of this Pool Insurance Agreement shall not release Seller from any obligations or responsibilities to the extent of (a) any action or omission by Seller prior to termination which, if properly undertaken, would have resulted in reimbursement to Freddie Mac under the terms of the MPI Policy or this Pool Insurance Agreement, or (b) any claim which may be filed or is then pending at the time of such termination, which Seller shall diligently pursue until final resolution.

Section XI.		Notice Instructions.

All notices, requests and other communications pursuant to this Pool Insurance Agreement shall be in writing with return receipt required, and shall be delivered either by hand, by letter, or by facsimile, addressed as follows:

If to Seller,

Mr. Robert KenKnight President Crescent Bank & Trust Company dba Crescent Mortgage 115 Perimeter Center Place Suite 285 Atlanta, GA 30346

Facsimile No.: (770) 677-7992 Telephone No.: (770) 392-1611

If to Freddie Mac,

Federal Home Loan Mortgage Corporation 8609 Westwood Center Drive, MS C51 Vienna, VA 22183 Attention: Control and Management Reporting/Pool Insurance

Facsimile No.: (703) 760-2717 Telephone No.: (703) 760-2097

or to such other address as the party to receive any such communication or notice may have designated by written notice to the other party at the above address. All periods of notice shall be

Additional Provisions/Restrictions
Pool Insurance/Crescent Bank & Trust Company dba Crescent Mortgage
MA02100134 –– Attachment 10
Page 9 –– 10/24/2002

measured from the date of hand delivery, or from the date of receipt thereof, if sent by letter or by telecopy.

Section XII.	Repurchase of Mortgages.

Subject to the terms hereof, and upon written approval from Freddie Mac, Seller may, but unless otherwise required by the Purchase Documents is not obligated to, repurchase from Freddie Mac, in accordance with the procedures set forth in the Guide, (a) any Insured Mortgage where all or part of the Borrower’s monthly installment of principal, interest and, where applicable, escrow payments is unpaid 90 calendar days or more beyond the due date, (b) any Insured Mortgage that has been recommended for foreclosure or with respect to which foreclosure has been completed or a deed in lieu of foreclosure has been obtained, (c) any Applicable Mortgage for which coverage under the MPI Policy has been denied by the Insurer, or (d) any Applicable Mortgage for which coverage under the MPI Policy has not been obtained within 30 calendar days following the last Business Day of the month such Mortgage was purchased by Freddie Mac. The repurchase price shall be determined in accordance with the Guide. With respect to any Mortgage subject to Uncovered Losses, Freddie Mac shall be entitled to exercise any remedies provided in the Purchase Documents or at law or in equity, including, without limitation, requiring Seller to repurchase such Mortgage.

Nothing contained in this Pool Insurance Agreement shall in any way limit or affect any repurchase, recourse, indemnification or other obligation of Seller under the Guide or any other Purchase Document.

Section XIII.	Transfer of Servicing.

1.	Concurrent Transfers of Servicing of any Applicable or Insured Mortgages under this Pool Insurance Agreement shall not be permitted.

2.

Subsequent Transfers of Servicing of any Applicable or Insured Mortgages under this Pool Insurance Agreement shall be considered by Freddie Mac only after a written request has been submitted to Freddie Mac in accordance with the requirements set forth in the Guide. Approval of such request shall be in Freddie Mac’s sole discretion. The terms and conditions of approval of any subsequent Transfer of Servicing shall be determined by Freddie Mac at the time of approval of the request.

3.

In the event the servicing for any Insured Mortgage sold to Freddie Mac is transferred with the approval of Freddie Mac, notwithstanding any provisions of Forms 981 or any other transfer documentation, Seller shall not be released from its obligations under this Pool Insurance Agreement without the express written consent of Freddie Mac. Freddie Mac shall not provide such consent unless the new Servicer agrees to assume Seller’s obligations under this Pool Insurance Agreement. Even if such consent is provided, the transferor Seller shall not be released from its obligation to pay applicable surcharges and other supplemental charges in accordance with paragraph 2 of Section V of this Agreement.

Additional Provisions/Restrictions
Pool Insurance/Crescent Bank & Trust Company dba Crescent Mortgage
MA02100134 –– Attachment 10
Page 10 –– 10/24/2002

4.

When submitting a request for a subsequent Transfer of Servicing on Freddie Mac Form 981, Agreement for Subsequent Transfer of Servicing, Seller shall check “yes” in Part A.6 and enter “pool insurance”.

Section XIV.	Assignment.

Freddie Mac may assign any of its obligations under this Pool Insurance Agreement to a third party with the consent of Seller, which consent shall not be withheld unreasonably. Subject to the consent of Freddie Mac, which consent shall not be unreasonably withheld, Seller may assign its obligations under this Pool Insurance Agreement to the surviving entity of any merger, acquisition or other reorganization-involving Seller. Seller may not otherwise assign its obligations under this Pool Insurance Agreement except as set forth in this Section XIV or Section XIII, above.

Section XV.	Successors-in-Interest.

This Pool Insurance Agreement shall be binding upon any and all successors-in-interest to Seller, including, but not limited to, the surviving entity of any merger, acquisition or other reorganization involving Seller, and any permitted assignee.

Section XVI.	Survival of Representations and Warranties.

All representations, warranties and covenants made in this Pool Insurance Agreement and in any certificate or other document delivered by Seller pursuant hereto or in connection herewith shall survive the execution and delivery of this Pool Insurance Agreement by the parties hereto.

Section XVII.	Miscellaneous.

1.	Amendments. This Pool Insurance Agreement and any provision hereof may not be amended or modified orally, but only by an instrument in writing signed by Freddie Mac and Seller.

2.	Remedies. The rights and remedies provided in this Pool Insurance Agreement are cumulative and may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

3.

Severability of Provisions. If any provision of this Pool Insurance Agreement or any application thereof shall be invalid or unenforceable, the remainder of this Pool Insurance Agreement and any other application of such provision shall not be affected thereby.

4.	Section Headings. Section headings have been inserted for reference only and shall not modify, define, limit or expand the express provisions of this Pool Insurance Agreement.

5.

Entire Agreement. This Pool Insurance Agreement together with the relevant provisions of the Master Agreement, the Master Commitment(s) and all other documents referenced herein, constitutes the entire understanding between the parties hereto relating to the subject matter hereof.

Additional Provisions/Restrictions
Pool Insurance/Crescent Bank & Trust Company dba Crescent Mortgage
MA02100134 –– Attachment 10
Page 11 –– 10/24/2002

6.

Governing Law. This Pool Insurance Agreement shall be construed in accordance with and governed by the laws of the United States. Insofar as there may be no applicable precedent, and insofar as to do so would not frustrate the purposes of the Act or any provision of this Pool Insurance Agreement or the transactions governed thereby, the local laws of the State of New York shall be deemed reflective of the laws of the United States.

7.

Counterparts. This Pool Insurance Agreement may be executed in any number of  counterparts, each of which shall be an original, and such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Pool Insurance Agreement to be duly executed by their respective authorized representatives as of the date set forth above.

FEDERAL HOME LOAN MORTGAGE CORPORATION		CRESCENT BANK & TRUST COMPANY DBA CRESCENT MORTGAGE
10/30/02

By:	/s/ DAVID H. STEVENS	By:	/s/ ROBERT C. KENKNIGHT

	David H. Stevens Senior Vice President Single Family Lending	Name:	Robert C. KenKnight

		Title:	Executive Vice President

Additional Provisions/Restrictions
Pool Insurance/Crescent Bank & Trust Company dba Crescent Mortgage
MA02100134 –– Attachment 10
Page 12 –– 10/24/2002

ATTACHMENT 11
SPECIAL UNDERWRITING PROVISIONS

1.	Security Style Pair-off

With respect to the pair off of any Gold Cash Purchase Contract entered into by Seller pursuant to this Master, Freddie Mac shall calculate the pair-off fee in a manner that will result in either a pair-off due Freddie Mac from Seller, (as contemplated by Section 8.7 of the Guide), or an amount due Seller from Freddie Mac (“security-style pair-off procedures”). The security-style pair-off procedures for Gold Cash Purchase Contracts are in lieu of (rather than in addition to) the pair-off procedures set forth in Section 8 7 of the Guide and shall be subject to the following terms and conditions:

(a)

Notwithstanding the provisions of Section 8.7(1) of the Guide, at any time on or after the commitment date of any Gold Cash Purchase Contract and from time to time up to and including prior to the Delivery Due Date of such Gold Cash Purchase Contract, Seller may:

(i)

make a pair-off request by telephoning Freddie Mac’s Commitment Services Department at 703/761-7170. During such telephone conversation, Seller shall notify the commitment processing operator that the pair-off is subject to the security-style pair-off procedures for Gold Cash Purchase Contracts and shall provide the commitment processing operator with all the information he/she requests, including Seller’s name and Seller/Servicer number, the caller’s name, telephone number and fax number, and the contract/commitment number that Seller wishes to pair-off; or

		(ii)	request to extend the Delivery Due Date. In such case, Seller will be subject to an extension fee as calculated by Freddie Mac;

(b)

If Seller requests a pair-off, Freddie Mac shall calculate and immediately quote to Seller the amount of the pair-off fee. The pair-off fee quoted by Freddie Mac is not negotiable. Seller shall immediately accept or reject the pair-off fee quoted;

(c)

If Seller accepts the pair-off fee quoted by Freddie Mac, such pair-off fee shall be included on Seller’s monthly invoice from Freddie Mac and shall be paid in the same manner as the payment of buyup proceeds and buydown fees as set forth in Section 11.11(e) of the Guide. The pair-off fee calculation shall be rounded up to the nearest dollar;

(d)

If Seller rejects the pair-off fee quoted by Freddie Mac, Seller may make subsequent pair-off requests at any time prior to the Delivery Date of the Gold Cash Purchase Contract. The amount of any pair-off fee quoted by Freddie Mac may differ from the amount(s) previously quoted by Freddie Mac with respect to the Gold Cash Purchase Contract. If, by the Delivery Due Date, Seller has failed

Special Pricing Provisions
MA02100134 –– Attachment 11
Page 1 –– 10/24/2002

to accept any pair-off fee quoted by Freddie Mac, Seller shall make delivery of the Mortgages pursuant to the Gold Cash Purchase Contract or Freddie Mac shall automatically execute the pairoff as of the contract expiration date and shall, at its sole discretion, exercise any other remedies for non-delivery as provided in the Guide; and

(e)

From time to time during the term of this Master, Freddie Mac may evaluate its pair-off procedures and may, at its option, modify or discontinue the security-style pair-off procedures. In that event, Freddie Mac shall provide Seller with written notice that the security-style pair-off procedures will be modified or discontinued. For all Gold Cash Purchase Contracts entered into after the date Seller receives such notice, the modified security-style pair-off procedures shall apply or, in the event of discontinuation of security-style pair-off procedures, the standard pair-off procedures applicable to Original Cash Purchase Contracts shall apply.

Special Pricing Provisions
MA02100134 –– Attachment 11
Page 2 –– 10/24/2002

MASTER COMMITMENT

Master Agreement #: MA02100134 Master Commitment #: M02100134	Date Issued: October 24, 2002

This Master Commitment (“Master Commitment”) M02100134 dated as of October 24, 2002 (“Master Commitment Date”) is by and between the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Crescent Bank & Trust Company dba Crescent Mortgage (“Seller”), Seller/Servicer # 106856. This Master Commitment establishes the terms and conditions under which mortgages may be eligible for purchase by Freddie Mac.

The provisions of Master Agreement #MA02100134 shall apply to and be incorporated into this Master Commitment M02100134.

SELLER INFORMATION

Seller/Servicer Name & Address:	Seller/Servicer Number:

Crescent Bank & Trust Company dba Crescent Mortgage 115 Perimeter Center Place Suite 285 Atlanta, GA 30346	106856

Contact Person:	Phone Number:	Fax Number:

Mr. Robert KenKnight President	770-392-1611	770-677-7992

TERMS OF MASTER COMMITMENT

Contract Commitment Amount:	Effective Date for Delivery:	Required Delivery Date:

$1 billion	October 1, 2002	December 31, 2002

Commitment Type:	Pair-off Amount:	Purchase Tolerance:

Mandatory	12.5 basis points	10% overpurchase 10% underpurchase

Deliveries by Affiliated Entities:	Fixed-rate Mortgage Minimum Servicing:	Credit Enhancement Type:

113845	25 basis points	Pool Insured

Delivery Fee Exhibit:

See Delivery Fee Exhibit

Crescent Bank & Trust Company dba Crescent Mortgage
Master Commitment # M02100134
Page 1 –– 10/24/2002

REQUIRED SPREADS AND BUYUP MAXIMUMS

Product	Required Spread	Maximum Buyup

FIXED-RATE MORTGAGES
15-year Fixed-Rate Mortgages	14.5 basis points	24.0 basis points
20-year Fixed-Rate Mortgages	17.0 basis points	21.5 basis points
30-year Fixed-Rate Mortgages	15.5 basis points	23.0 basis points
BALLOON/RESET MORTGAGES
5-year Balloon/reset Mortgages	36.5 basis points	12.5 basis points
7-year Balloon/reset Mortgages	30.0 basis points	12.5 basis points
ARM MORTGAGES
10/1 Life-capped Treasury-indexed ARMs	18.0 basis points	12.5 basis points
3/1 Rate-capped Treasury-indexed ARMs	21.0 basis points	12.5 basis points
3/3 Rate-capped Treasury-indexed ARMs	21.0 basis points	12.5 basis points
5/1 Rate-capped Treasury-indexed ARMs	20.0 basis points	12.5 basis points
5/5 Rate-capped Treasury-indexed ARMs	20.0 basis points	12.5 basis points
6 month/ 1-Year Treasury-indexed ARMs	26.0 basis points	12.5 basis points
7/1 Life-capped Treasury-indexed ARMs	18.0 basis points	12.5 basis points
Junior Guarantor ARMs	0.0 basis points	12.5 basis points

DELIVERY FEE MATRIX EXHIBIT

CREDIT ENHANCEMENT

106856_MA02100134-M02100134/ JTDP-5CXP4P/JD

Crescent Bank & Trust Company dba Crescent Mortgage
Master Commitment # M02100134
Page 2 –– 10/24/2002

SMC MORTGAGES AND NON-SMC MORTGAGES
DELIVERED UNDER THE CASH AND GUARANTOR PROGRAM

The following provisions shall apply to Secondary Market Mortgages (“SMC Mortgages”), as defined below.

(a)	(i)	SMC Mortgages are 30-year, fixed-rate, whole mortgages that:

		(A)	(I)	if primary mortgage insurance is provided by Republic Mortgage Insurance Company, have LTV ratios greater than 80 percent but not greater than 95 percent; and

			(II)	if primary mortgage insurance provided by General Electric Mortgage Insurance Company; and

				(1)	sold under the Guarantor or MultiLender Swap Programs, have LTV ratios greater than 80 percent but not greater than 97 percent; and

				(2)	sold under the Cash Program, have LTV ratios greater than 80 percent but not greater than 100 percent;

		(B)	have mortgage insurance coverage meeting the requirements of Section 27.1(a) of the Guide;

		(C)	are originated on Freddie Mac/Fannie Mae Uniform Instruments dated January 2001;

		(D)	have an original term of not less than 241 months;

		(E)	are Mortgages that are covered by mortgage insurance that is issued by a participating mortgage insurer with which Seller is an eligible lender, as listed on Exhibit A;

		(F)	are Mortgages for which the mortgage insurance premiums are based on standard rate card filings and are not based on special rate plans;

		(G)	are not Seasoned Mortgages;

		(H)	are not subject to a captive reinsurance structure or other type of risk sharing structure on or after the Delivery Date, except as set forth in Exhibit A;

(I)

are not Mortgages for which the mortgage insurance premium is included as part of the principal amount of the Mortgage; paid as a single premium; or is in the form of a standard annual premium structure;

Crescent Bank & Trust Company dba Crescent Mortgage
SMC Mortgages and NON-SMC Mortgages Delivered Under the Cash and Guarantor Program
Master Commitment # M02100134
Page 1 –– 10/24/2002

(J)

are not any of the following: Mortgages sold subject to recourse or indemnification, Mortgages covered by either a Pool Insurance Agreement or a Tiered Primary Mortgage Insurance Agreement or Mortgages that are federally insured or guaranteed; and

		(K)	are not Mortgages sold to Freddie Mac through Gold Cash Xtra with servicing released.

	(ii)	All 30-year fixed-rate Mortgages other than those that meet the requirements of paragraph (a)(i) are non-SMC Mortgages.

	(iii)	Eligibility of a Mortgage as an SMC Mortgage will be based on:

		(A)	Seller’s original transmission of data to Freddie Mac;

		(B)	as of the Delivery Date, the mortgage insurance being in full force and effect as determined by the mortgage insurance company; and

		(C)	Seller providing the Master Commitment number of this Master Commitment at the time Seller enters into a Conversion and at delivery.

Freddie Mac’s determination with respect to the eligibility of a Mortgage as an SMC Mortgage is final.

(b)	Mortgages sold under the Cash Program, the Guarantor Program or the MultiLender Swap Program are eligible to be SMC Mortgages.

(c)

The Required Spread stated in the Master Commitment as the “Contract Required Spread” is the weighted average of the Required Spreads stated in the Master Commitment for SMC Mortgages and non-SMC Mortgages (the “SMC Mortgage Required Spread” and the non-SMC Mortgage Required Spread”, respectively) and is based on Seller’s estimate of the aggregate unpaid principal balance of all such Mortgages that will be delivered each month. For Mortgages sold under the Guarantor Program, Seller shall pay the Contract Required Spread as adjusted by the provisions stated below. The Required Spreads are stated in Exhibit B.

(d)

During the third calendar month following the month in which the Funding Date occurs, Freddie Mac shall perform a reconciliation to determine if there is a difference between the Contract Required Spread for Guarantor Mortgages and the Actual Required Spreads based on the unpaid principal balance of all Mortgages purchased (the date of such reconciliation, the “Reconciliation Date”). For purposes of reconciliation under this paragraph, Mortgages delivered under the Cash Program will be deemed to have been delivered under the Guarantor Program. Freddie Mac shall:

(i)

determine, as of the Funding Date: the aggregate unpaid principal balance of (A) all SMC Mortgages and (B) all non-SMC Mortgages, and the percentage of the total aggregate unpaid principal balance each represents;

Crescent Bank & Trust Company dba Crescent Mortgage
SMC Mortgages and NON-SMC Mortgages Delivered Under the Cash and Guarantor Program
Master Commitment # M02100134
Page 2 –– 10/24/2002

(ii)

determine the “Actual Required Spread” by adding (A) the percentage of SMC Mortgages multiplied by the SMC Mortgage Required Spread and (B) the percentage of non-SMC Mortgages multiplied by the non-SMC Mortgage Required Spread;

	(iii)	compare the Actual Required Spread to the Contract Required Spread and determine the difference between the two (the “Required Spread Differential”);

(iv)

if the Actual Required Spread is higher than the Contract Required Spread, apply a buydown or if the Actual Required Spread is lower than the Contract Required Spread, apply a buyup, as follows: Freddie Mac shall:

		(A)	group all Mortgages by note rate range according to the buyup and buydown matrices in effect for the applicable Master Commitment on the Funding Date of the Mortgages;

(B)

for each note rate range, multiply (I) the product of the Required Spread Differential multiplied by the buydown or buyup ratio, as applicable, by (II) the purchased aggregate unpaid principal balance of the note rate range;

(C)

determine the total amount of the buydown or buyup, as applicable, by adding the amounts determined under subparagraph (B) immediately above for each note rate range (such amount, the “Settle-up Amount”);

(v)

multiply the Settle-up Amount determined under paragraph (iv)(C) immediately above by a multiplier (such multiplier, the “Float Multiplier”) that accounts for the value of the Settle-up Amount from the Funding Date to the Reconciliation Date.

(e)

The Settle-up Amount, as adjusted by the Float Multiplier stated in Exhibit B, will be added to or subtracted from, as applicable, amounts due under Section 11.11 of the Guide and will appear on the monthly billing statement Seller receives under Section 17.2 of the Guide during the fourth month after Funding Date.

(f)	Seller shall not sell a disproportionately high share of SMC Mortgages relative to the mix of mortgages Seller sells into the secondary mortgage market.

(g)	Freddie Mac reserves the right, upon 60 days prior written notice, to amend, supplement, revise or terminate, in whole or in part, Seller’s ability to sell SMC Mortgages to Freddie Mac.

(h)

For SMC Mortgages for which the mortgage insurance premium is a monthly deferred premium, Freddie Mac reserves the right to charge a delivery fee of 25 basis points (0.25 percent) if Freddie Mac reverses its initial decision regarding the eligibility of the Mortgage as an SMC Mortgage.

Crescent Bank & Trust Company dba Crescent Mortgage
SMC Mortgages and NON-SMC Mortgages Delivered Under the Cash and Guarantor Program
Master Commitment # M02100134
Page 3 –– 10/24/2002

Exhibit A

Part I.     Mortgage Insurers

Seller is an eligible lender with the following participating mortgage insurance companies:

          General Electric Mortgage Insurance Company (“GEMICO”)
          Republic Mortgage Insurance Company (“RMIC”)

Part II.   Risk Sharing Structure

For Mortgages that are covered by mortgage insurance issued by RMIC or GEMICO a Mortgage placed in or committed to a risk sharing structure of the particular mortgage insurance company, which by its terms does not exclude removal from the structure, shall be eligible as an SMC Mortgage when the mortgage insurer removes the Mortgage from the risk sharing structure of the mortgage insurance company.

Crescent Bank & Trust Company dba Crescent Mortgage
SMC Mortgages and NON-SMC Mortgages Delivered Under the Cash and Guarantor Program - Exhibit A
Master Commitment # M02100134
Page 1 –– 10/24/2002

Exhibit B

Required Spreads and Float Multiplier

Required Spreads

Contract Required Spread	15.5 basis points
30-year SMC Mortgages	12.0 basis points
30-year non-SMC Mortgages	15.5 basis points

Float Multiplier

Float Multiplier	1.015

Crescent Bank & Trust Company dba Crescent Mortgage
SMC Mortgages and NON-SMC Mortgages Delivered Under the Cash and Guarantor Program - Exhibit B
Master Commitment # M02100134
Page 1 –– 10/24/2002

Delivery Fee Matrix Exhibit

I.	ELIGIBLE MORTGAGE PRODUCTS SUBJECT TO DELIVERY FEES

1.

Postsettlement Delivery Fees (“Delivery Fees”) for Mortgages with Special Attributes. This Delivery Fee Matrix sets forth the delivery fee rates applicable to certain Mortgages that, because of the type of mortgage product, loan purpose, Mortgaged Premises or other attributes (the “special attributes”), are subject to a delivery fee pursuant to the provisions of the Freddie Mac Single-Family Seller/Servicer Guide (the “Guide”) and/or the provisions of the Master Agreement or Master Commitment. Delivery fees referenced in this exhibit with a symbol in front of the rate indicates standard Guide-level pricing, set forth in Exhibit 19 of the Guide.

2.

Master Agreement/Master Commitment Governing Special Attributes. The provisions of the Guide and/or the provisions of the Master Agreement/Master Commitment that authorize the sale of Mortgages with special attributes set forth all the eligibility and delivery requirements and other terms and conditions of sale of such Mortgages, as well as any exemptions from payment of a delivery fee. Nothing in this Matrix shall be deemed to authorize the sale of Mortgages with special attributes that are not specifically authorized by the Guide and/or the Master Agreement/Master Commitment, nor to require the payment of delivery fees for Mortgages with special attributes if such delivery fee is not specifically required by the Guide and/or the Master Agreement/Master Commitment.

3.

Delivery Fee Rates May be Cumulative. A particular Mortgage that has various special attributes may be subject to more than one delivery fee rate; for example, an ARM secured by a 2-unit property may be subject to a delivery fee pursuant to the provisions in the Guide and/or the Master Agreement/Master Commitment that relate to ARMs with high loan-to-value ratios and the provisions relating to mortgages secured by 2-unit properties. The delivery fee applicable to such Mortgage will be the sum of the delivery fees required with respect to each of the special attributes of the Mortgage; for example, an ARM with a high loan-to-value ratio, that is secured by a 2-unit property would be subject to a delivery fee equal to the delivery fee rate specified in the ARM grid below plus the delivery fee rate specified in the number of units grid below.

Crescent Bank & Trust Company dba Crescent Mortgage
Delivery Fee Matrix Exhibit
Master Commitment # M02100134
Page 1 –– 10/24/2002

II.	DELIVERY FEE RATES

INVESTMENT PROPERTY MORTGAGES
Effective with 10/01/2002 Settlements

Product	LTV Ratio	Delivery Fee Rate	Pool Insurance Exclusion Add-On	Total Delivery Fee Rate

All Eligible Product	0 to 75%	1.50%	n/a	1.50%
	> 75 & < 80%	2.00%	n/a	2.00%
	> 80% & < 90%	2.50%	n/a	2.50%

Note: For Mortgages sold under GCX, this delivery fee is included in the price obtained through GCX.

BALLOON MORTGAGES
Effective with 10/01/2002 Settlements

Product	LTV Ratio	Delivery Fee Rate	Pool Insurance Exclusion Add-On	Total Delivery Fee Rate

All Eligible Product	> 80 & < 90%	0.50%	n/a	0.50%
	> 90% & < 95%	1.00%	n/a	1.00%

Note: For Mortgages sold under GCX, this delivery fee is included in the price obtained through GCX.

ADJUSTABLE RATE MORTGAGES
Effective with 10/01/2002 Settlements

Product	LTV Ratio	Delivery Fee Rate	Pool Insurance Exclusion Add-On	Total Delivery Fee Rate

All Elig. Product	> 90% & < 95%	0.25%	n/a	0.25%

Crescent Bank & Trust Company dba Crescent Mortgage
Delivery Fee Matrix Exhibit
Master Commitment # M02100134
Page 2 –– 10/24/2002

CASH-OUT REFINANCE MORTGAGES
Effective with 10/01/2002 Settlements

Product	LTV Ratio	Delivery Fee Rate	Pool Insurance Exclusion Add-On	Total Delivery Fee Rate

All Eligible Product	> 75% & < 80%	0.25%	n/a	0.25%
	> 80% & < 85%	0.50%	n/a	0.50%
	> 85% & < 90%	0.75%	n/a	0.75%

Note: For Mortgages sold under GCX, this delivery fee is included in the price obtained through GCX.

NUMBER OF UNITS
Effective with 10/01/2002 Settlements

Product	Number of Units	LTV Ratio	Delivery Fee Rate	Pool Insurance Exclusion Add-On	Total Delivery Fee Rate

All Elig. Product	2	> 90% & < 95%	0.50%	n/a	0.50%

Note: For Mortgages sold under GCX, this delivery fee is included in the price obtained through GCX.

CALIFORNIA CONDOMINIUM UNIT MORTGAGES(1)
Effective with 10/01/2002 Settlements

Product	LTV Ratio	Delivery Fee Rate	Pool Insurance Exclusion Add-On	Total Delivery Fee Rate

All Eligible Product	n/a	1.00%	n/a	1.00%

(1) Refer to Chapter 42 of the Guide for specific California condominium units subject to this fee.

Crescent Bank & Trust Company dba Crescent Mortgage
Delivery Fee Matrix Exhibit
Master Commitment # M02100134
Page 3 –– 10/24/2002

MORTGAGES WITH SECONDARY FINANCING(2)
Effective with 10/01/2002 Settlements

Product	Financing Structure	LTV	TLTV	Delivery Fee Rate	Pool Insurance Exclusion Add-On	Total Delivery Fee Rate

30-yr FR	75/20/5	> 65 and < 75%	> 90 and < 95%	0.25%	0.10%	0.35%
	80/10/10	> 75 and < 80%	> 76 and < 90%	0.00%	0.10%	0.10%
	80/15/5	> 75 and < 80%	> 90 and < 95%	0.50%	0.10%	0.60%
	90/5/5	> 80 and < 90%	> 81 and < 95%	0.75%	0.10%	0.85%
ARMs, 5-yr & 7-yr Balloon	75/20/5	> 65 and < 75%	> 90 and < 95%	0.50%	n/a	0.50%
20-yr & 15-yr FR	75/20/5	> 65 and < 75%	> 90 and < 95%	0.25%	n/a	0.25%
20-yr, 15-yr FR & 7-yr Balloon	80/10/10	> 75 and < 80%	> 76 and < 90%	0.00%	n/a	0.00%
ARMs, 7-yr & 5-yr Balloons	80/15/5	> 75 and < 80%	> 90 and < 95%	0.75%	n/a	0.75%
20-yr & 15-yr FR	80/15/5	> 75 and < 80%	> 90 and < 95%	0.50%	n/a	0.50%
All Other Eligible Products	90/5/5	> 80 and < 90%	> 81 and < 95%	0.75%	n/a	0.75%
ARMs & 5-yr Balloon	80/10/10	> 75 and < 80%	> 76 and < 90%	0.50%	n/a	0.50%

(2)

A secondary financing fee will not be assessed on a Mortgage with a HELOC balance of zero at time of loan closing or on a Mortgage with an Affordable Second, meeting the requirement of Section 25.1 (g) of the Guide. Secondary financing fees apply to both purchase and refinance transactions.

Note: For Mortgages sold under GCX, this delivery fee is included in the price obtained through GCX.

Crescent Bank & Trust Company dba Crescent Mortgage
Delivery Fee Matrix Exhibit
Master Commitment # M02100134
Page 4 –– 10/24/2002

ALT 97 MORTGAGES and AFFORDABLE GOLD ALT 97 MORTGAGES
Effective with 10/01/2002 Settlements

Product	LTV Ratio	Required MI Coverage	Delivery Fee Rate	Pool Insurance Exclusion Add-On	Total Delivery Fee Rate

All Elig. Product	> 90% & < 97%	35%	0.75%	n/a	0.75%

Note: For Mortgages sold under GCX, this delivery fee is included in the price obtained through GCX.

FREDDIE MAC 100 MORTGAGES
Effective with 10/01/2002 Settlements

Product	LTV Ratio	Required MI Coverage	Delivery Fee Rate	Pool Insurance Exclusion Add-On	Total Delivery Fee Rate

30- & 20- Yr FR	> 97% & < 100%	40%	1.25%	n/a	1.25%
15-Yr FR	> 97% & < 100%	40%	0.75%	n/a	0.75%

Crescent Bank & Trust Company dba Crescent Mortgage
Delivery Fee Matrix Exhibit
Master Commitment # M02100134
Page 5 –– 10/24/2002

A-MINUS MORTGAGES (3)
Effective with 10/01/2002 Settlements

Product	LTV Ratio	Credit Score(4)	Delivery Fee Rate	Pool Insurance Exclusion Add-On	Total Delivery Fee Rate

30-yr fixed rate Product	< 75%	> 660 & < 900	1.25%	n/a	1.25%
		> 600 & < 659	2.25%	n/a	2.25%
		< 600	2.75%	n/a	2.75%
		not reported	2.75%	n/a	2.75%
	> 75%	> 660 & < 900	1.50%	0.10%	1.60%
		> 600 & < 659	2.75%	0.10%	2.85%
		< 600	3.50%	0.10%	3.60%
		not reported	3.50%	0.10%	3.60%
All Eligible Product	< 75%	> 660 & < 900	1.25%	n/a	1.25%
		> 600 & < 659	2.25%	n/a	2.25%
		< 600	2.75%	n/a	2.75%
		not reported	2.75%	n/a	2.75%
	> 75%	> 660 & < 900	1.50%	n/a	1.50%
		> 600 & < 659	2.75%	n/a	2.75%
		< 600	3.50%	n/a	3.50%
		not reported	3.50%	n/a	3.50%

(3)	A Caution Mortgage that receives an A-minus eligible feedback message will not be assessed an A-minus Mortgage delivery fee if it is delivered as an Affordable Merit Rate Mortgage.
(4)

The delivery fee rate is based on the Credit Score as determined using the Selected Score Information section of the Loan Prospector (“LP”) or Loan Prospector on the Internet (“LPI”) Feedback Certificate. The Key Number must be delivered for each Mortgage evaluated by LP or LPI, or the Mortgage may be priced as if the Credit Score was “Not Reported”.

Note: For Mortgages sold under GCX, this delivery fee is included in the price obtained through GCX.

Crescent Bank & Trust Company dba Crescent Mortgage
Delivery Fee Matrix Exhibit
Master Commitment # M02100134
Page 6 –– 10/24/2002

FLEXIBLE MORTGAGE INSURANCE (MI) OPTIONS
Effective with 10/01/2002 Settlements

MI Option	Product	LTV	Delivery Fee Rate	Pool Insurance Exclusion Add-On	Total Delivery Fee Rate

Reduced MI	>20-Yr FR Fully- Amortizing	> 85 & < 90%	0.00%	n/a	0.00%
	>20-Yr FR Fully- Amortizing	> 90 & < 95%	0.00%	n/a	0.00%
Custom MI	30-Yr FR	> 85 & < 90%	0.375%	0.10%	0.475%
		> 90 & < 95%	0.75%	0.10%	0.85%
		> 95 & < 97%	1.50%	0.10%	1.60%
	15-&20-Yr FR	> 90 & < 95%	0.75%	n/a	0.75%
		> 95 & < 97%	1.50%	n/a	1.50%
	5- & 7-Yr Balloon	> 85 & < 90%	0.50%	n/a	0.50%
		> 90 & < 95%	0.75%	n/a	0.75%
	ARM	> 85 & < 90%	0.50%	n/a	0.50%
		> 90 & < 95%	0.75%	n/a	0.75%
	Affordable Gold 97	> 95 & < 97%	1.50%	n/a	1.50%

STREAMLINED PURCHASE MORTGAGES
Effective with 10/01/2002 Settlements

Offering	Product	LTV Ratio	Delivery Fee Rate	Pool Insurance Exclusion Add-On	Total Delivery Fee Rate

Offering 400	All Eligible Product	n/a	0.375%	n/a	0.375%
Offering 401	All Eligible Product	n/a	0.00%	n/a	0.00%

Note: For Mortgages sold under GCX, this delivery fee is included in the price obtained through GCX.

Crescent Bank & Trust Company dba Crescent Mortgage
Delivery Fee Matrix Exhibit
Master Commitment # M02100134
Page 7 -- 10/24/2002

ALTERNATIVE STATED INCOME MORTGAGES
Effective with 10/01/2002 Settlements

Product	LTV Ratio	Delivery Fee Rate	Pool Insurance Exclusion Add-On	Total Delivery Fee Rate

All Eligible Product	< 75%	0.75%	n/a	0.75%

MORTGAGES ORIGINATED WITH NO-APPRAISAL MAF
Effective with 10/01/2002 Settlements

Product	TLTV Ratio	No-Appraisal MAF	Delivery Fee

All Eligible Product	< 80%	Level 1	$50.00
	< 80%	Level 2	$200.00

STREAMLINED PROJECT REVIEW MORTGAGES
Effective with 10/01/2002 Settlements

Product	LTV Ratio	Delivery Fee Rate	Total Delivery Fee Rate

All Eligible Product Primary Residence	> 75%	$200.00 per Mortgage	$200.00 per Mortgage
All Eligible Product Second Homes	All	$200.00 per Mortgage	$200.00 per Mortgage

In connection with the delivery of each mortgage, Seller must enter “420”, special characteristics code on the Form 11 or Form 13SF.

III.	DELIVERY FEE PROVISIONS

1.	The delivery fees referenced above may incorporate delivery fees referenced in the Guide and/or the Master Agreement/Master Commitment.

2.

Delivery fees are paid in accordance with the delivery and funding fee provisions outlined in Section 17.2 of the Guide. However, for Mortgages sold under Gold Cash Xtra® (“GCX”) certain delivery fees are included in the price obtained through GCX. Those delivery fees included in the price obtained through GCX are noted above.

Crescent Bank & Trust Company dba Crescent Mortgage
Delivery Fee Matrix Exhibit
Master Commitment # M02100134
Page 8 –– 10/24/2002